UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02120

SECURITY INCOME FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

THOMAS A. SWANK, PRESIDENT

SECURITY INCOME FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

Security Funds®

Annual Report

December 31, 2007

SECURITY BENEFIT℠
Security Distributors, Inc.

Security Income Fund

Security Cash Fund

December 31, 2007

Annual Report

Security Global Investors refers to the asset management arm of Security Benefit Corporation (“Security Benefit”) that consists of Security Investors, LLC, and for global investing, Security Global Investors, LLC. Security Distributors, Inc., Security Investors, LLC and Security Global Investors, LLC are subsidiaries of Security Benefit.

Manager’s Commentary	Security Income Fund
February 15, 2008	Capital Preservation Series

To our Shareholders:

The Capital Preservation Series of the Security Income Fund earned a return of 0.22%[1] for the year ended December 31, 2007, which lagged the benchmark Lehman Brothers 1-3 year Government/Credit Index return of 6.83% and its peer group median return of 4.52% for the same period.

The Capital Preservation Series will primarily invest in domestic fixed income securities and maintain a dollar-weighted average duration of 1 to 4.5 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of 2007, the Capital Preservation Series held 31% in corporate securities, 14% in Treasury securities, 22% in cash, 10% in asset-backed securities, and 19% in mortgage-backed securities with 4% in other issues. The portfolio is overweight in corporate bonds and cash while underweight in Treasury issues relative to the benchmark.

Fund Performance

The dominant theme in 2007 was the sub-prime mortgage effect throughout the financial system and securities markets. The turning point in the year was in June with an abrupt deterioration in credit markets as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crisis became more apparent.

In response to sub-prime concerns, there was a flight-to-quality, which rallied Treasury securities while corporate credit and asset-backed securities underperformed. The Series was overweight in corporate credit and underweight in Treasury and Agency issues, which negatively impacted performance in 2007. Traditionally, the majority of return for fixed income securities is generated through the coupon income. For this reason, the Series will generally invest in high quality asset classes that generate more yield than U.S. Treasury securities. In years such as 2007, when there is a shock to the financial system and concerns of an economic slow down, the sectors that generate more income will underperform. Historically, the strategy of overweighting the higher income asset classes will drive outperformance over the long term.

Earlier in the year, the Series owned large bank and brokerage corporate credit in an effort to avoid the considerable leveraged buyout (LBO) activity. LBO’s are negative for debt holders because the buyer funds their purchase of the company by having the company issue significant amounts of debt, which negatively impacts corporate credit quality and valuations. Financial companies generally are safe from LBO’s because they must maintain stronger credit quality. As the sub-prime crisis materialized, financial companies underperformed as many surprised the market with their exposure to sub-prime and investors moved out of the sector due to concerns about future losses. The financial corporate bond securities in the portfolio are primarily large diversified financial institutions, which the team continues to believe have the ability to repay all their obligations.

Sub-prime fears and uncertainty negatively affected all non-Treasury related securities. The Series’ largest detractor was caught in the mortgage market turmoil. The Series held a CDO asset backed by sub-prime collateral. While still rated AAA, the security was written down by the Series almost completely due to complete lack of liquidity in the market, making it difficult to price. Eventually, liquidity will return to the market and the security should recover some of its value.

2008 Market Outlook

The upcoming year provides a challenging economic environment. Concerns regarding a potential recession continue to increase as economic data for the 4th quarter was relatively weak. The housing market shows no signs of a recovery and continues to be a significant drag on GDP growth. Consumer spending has started to slow as we witnessed the weakest holiday season since 2002 and unemployment has started to move up. Commodity prices also remain high, which could negatively affect consumers’ disposable income. With this background, 2008 will be a challenging year for the consumer and fixed income portfolio managers.

The Federal Reserve has moved aggressively to reduce interest rates and the government is considering fiscal stimulus. While we do not believe all these actions can make the worlds sub-prime problems disappear, it could help to soften the blow and the duration of an economic slow down. Valuations in the credit sectors are reflecting a very negative economic environment and we will look to slowly add high quality securities throughout the year, as we believe the risk/return is now very appealing in some

Manager’s Commentary	Security Income Fund
February 15, 2008	Capital Preservation Series

securities. If you review historic trading levels, corporate bonds are now trading as if we are in a recession. We do not pretend to be able to predict the end of the current negative environment, but we believe, at current levels, these securities represent good long-term value and could generate significant income in 2008.

We expect the sub-prime issue to continue to be an ongoing concern through the first half of the year until visibility becomes clearer as to where the bottom will be, at which point the second half of the year will be a period of correction and adjustment. The effects of the Federal Reserve rate reductions and a fiscal stimulus injection by Congress should bolster the second half of the year.

We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Security Capital Preservation Series.

We appreciate the confidence that you have placed in us.

Sincerely,

Christopher L. Phalen

Portfolio Manager

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares.

Adviser, Security Global Investors

Performance Summary	Security Income Fund
December 31, 2007	Capital Preservation Series
(unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Capital Preservation Series on May 3, 1999 (date of inception), reflects deduction of the 3.50% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index that tracks investment grade bonds including U.S. government bonds and corporate bonds with maturities of between 1 and 3 years.

Average Annual Returns
Periods Ended 12-31-07	1 Year	5 Years	Since Inception (5-3-99)
A Shares	0.22%	3.17%	4.25%
A Shares with sales charge	(3.26%)	2.44%	3.82%
B Shares	(0.28%)	2.65%	3.77%
B Shares with CDSC	(5.07%)	2.32%	3.77%
C Shares	(0.04%)	2.90%	3.99%
C Shares with CDSC	(1.00%)	2.90%	3.99%

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The figures above reflect deduction of the maximum front-end sales charge of 3.50% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced, as applicable. Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The 5 Years and since inception returns include the effect of this change and in the absence of such change, the returns would have been lower.

Portfolio Comparison by Quality Rating (Based on Standard & Poor’s Ratings)
AAA	36.55%
AA	2.44
A	13.00
BBB	12.30
BB	3.42
B	0.62
CCC	0.19
CC	0.03
D	0.02
NR	5.45
Preferred Stock	3.58
Commercial Paper	24.21
Repurchase Agreement	0.53
Liabilities in excess of other assets	(2.34)
Total net assets	100.00%

4	The accompanying notes are an integral part of the financial statements

Security Income Fund
Performance Summary	Capital Preservation Series
December 31, 2007	(unaudited)

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Capital
Preservation
Series - Class A
Actual	$1,000.00	$982.72	$4.80
Hypothetical	1,000.00	1,020.37	4.89
Capital
Preservation
Series - Class B
Actual	1,000.00	980.25	7.29
Hypothetical	1,000.00	1,017.85	7.43
Capital
Preservation
Series - Class C
Actual	1,000.00	981.43	6.04
Hypothetical	1,000.00	1,019.11	6.16

1 The actual ending account value is based on the actual total return of the Series for the period from July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2007 to December 31, 2007 was (1.73%), (1.98%) and (1.86%) for Class A, B and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (0.96%, 1.46% and 1.21% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Security Income Fund Capital Preservation Series
December 31, 2007

	Shares	Value
COMMON STOCK - 0.0%
Health Care Services - 0.0%
InSight Health Services Holdings Corporation *	520	$1,560
TOTAL COMMON STOCK (Cost $10,400)		$1,560
	Principal Amount	Value
CORPORATE BOND - 31.3%
Automotive - 1.7%
Cooper-Standard Automotive, Inc.
8.375%, 2014	$35,000	27,737
Dana Corporation
7.00%, 2029 (1)	37,000	27,750
Dura Operating Corporation
8.625%, 2012 (1)	21,000	3,045
Ford Motor Company
7.45%, 2031	4,000	2,970
Ford Motor Credit Company LLC
7.25%, 2011	41,000	35,513
General Motors Acceptance Corporation
6.875%, 2011	12,000	10,266
6.75%, 2014	26,000	20,970
8.00%, 2031	124,000	104,020
GMAC LLC
6.034%, 2008 (2)(3)	3,000,000	2,898,207
Sonic Automotive, Inc.
8.63%, 2013	23,000	22,368

		3,152,846

Banking - 7.3%
Kaupthing Bank HF
5.943%, 2010 (2)(3)(4)(5)	5,000,000	4,983,295
Republic New York Capital I
7.75%, 2026	2,000,000	1,970,918
Standard Chartered plc
6.409%, 2049 (3)(4)(5)	2,000,000	1,811,406
USB Capital IX
6.189%, 2049 (3)	3,000,000	2,715,039
Wachovia Capital Trust III
5.80%, 2042 (3)	2,000,000	1,787,100

		13,267,758

Brokerage - 1.1%
E* Trade Financial Corporation
8.00%, 2011	25,000	21,688
Janus Capital Group, Inc.
5.875%, 2011	2,000,000	2,021,262

		2,042,950

Building Materials - 0.8%
Cemex
6.64%, 2049 (3)(4)(5)	1,500,000	1,421,460
Dayton Superior Corporation
10.75%, 2008	28,000	28,735

	Principal Amount	Value
CORPORATE BOND (continued)
Building Materials (continued)
Legrand France S.A.
8.50%, 2025	$20,000	$23,267

		1,473,462

Chemicals - 0.1%
Geo Specialty Chemicals
13.74%, 2009	29,000	21,750
Hercules, Inc.
6.75%, 2029	21,000	20,212
Huntsman LLC
11.63%, 2010	45,000	47,700
Mosaic Global Holdings, Inc.
7.375%, 2018	18,000	18,090

		107,752

Construction Machinery - 0.0%
United Rentals North America, Inc.
7.00%, 2014	44,000	36,850

Electric - 5.7%
AES Corporation
8.75%, 2013 (4)(5)	32,000	33,400
Allegheny Energy Supply
8.25%, 2012 (4)(5)	65,000	69,387
Dominion Resources, Inc.
4.125%, 2008	2,800,000	2,796,282
DPL, Inc.
6.875%, 2011	25,000	26,591
FPL Group Capital, Inc.
5.551%, 2008 (2)	3,000,000	3,000,783
NorthWestern Corporation
5.875%, 2014	14,000	13,799
Powercor Australia LLC
6.15%, 2008 (2)(4)(5)	3,000,000	3,000,897
PSEG Energy Holdings LLC
10.00%, 2009	53,000	55,863
8.50%, 2011	34,000	35,432
WPS Resources Corporation
6.11%, 2066 (3)	1,500,000	1,381,321

		10,413,755

Entertainment - 0.1%
AMC Entertainment, Inc.
8.00%, 2014	46,000	43,240
NCL Corporation
10.625%, 2014	21,000	20,869
Universal City Development Partners
11.75%, 2010	44,000	45,540

		109,649

Environmental - 0.0%
Allied Waste North America, Inc.
5.75%, 2011	50,000	49,000

6	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Capital Preservation Series
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Environmental (continued)
Browning-Ferris Industries, Inc.
9.25%, 2021	$20,000	$21,075

		70,075

Financial - Other - 0.3%
AAC Group Holding Corporation
0.00%, 2012 (6)	5,000	4,300
Affinia Group, Inc.
9.00%, 2014	30,000	27,000
AGFC Capital Trust I
6.00%, 2067 (3)(4)(5)	500,000	453,427
PXRE Capital Trust I
8.85%, 2027	31,000	31,000
Triad Acquisition Corporation
11.125%, 2013	13,000	9,620

		525,347

Financial Companies - Noncaptive
Consumer - 3.6%
Nelnet, Inc.
7.40%, 2036 (2)(3)	4,000,000	3,842,764
Residential Capital LLC
7.615%, 2009 (3)	2,000,000	1,420,000
8.544%, 2009 (3)(4)(5)	2,500,000	1,231,250

		6,494,014

Food & Beverage - 1.7%
Cadbury Schwepes US Finance LLC
3.875%, 2008 (2)(4)(5)	3,000,000	2,981,826
Harry & David Holdings, Inc.
10.124%, 2012 (3)	12,000	11,280
Viskase Companies, Inc.
11.50%, 2011	30,000	30,000

		3,023,106

Gaming - 0.1%
155 East Tropicana LLC
8.75%, 2012	25,000	25,500
Caesars Entertainment, Inc.
8.875%, 2008	21,000	21,716
MTR Gaming Group, Inc.
9.75%, 2010	14,000	14,000
Wynn Las Vegas Capital Corporation
6.63%, 2014	32,000	31,440

		92,656

Health Care - 0.0%
Tenet Healthcare Corporation
6.375%, 2011	12,000	10,920
9.25%, 2015	58,000	53,650

		64,570

Home Construction - 0.0%
Beazer Homes USA, Inc.
8.625%, 2011	22,000	16,940
8.375%, 2012	27,000	20,317

	Principal Amount	Value
CORPORATE BOND (continued)
Home Construction (continued)
K Hovnanian Enterprises, Inc.
8.875%, 2012	$31,000	$17,670

		54,927

Independent Energy - 0.0%
Stone Energy Corporation
8.25%, 2011	57,000	57,000
Whiting Petroleum Corporation
7.25%, 2012	10,000	9,850
7.25%, 2013	4,000	3,940

		70,790

Insurance - Property & Casualty - 3.1%
Atlantic Mutual Insurance Company
8.15%, 2028 (4)(5)	59,000	34,891
Navigators Group, Inc.
7.00%, 2016	1,000,000	1,063,991
Safeco Corporation
4.20%, 2008	1,500,000	1,499,693
TIG Holdings, Inc.
8.597%, 2027 (4)(5)	34,000	31,705
Travelers Property Casualty Corporation
3.75%, 2008 (2)	3,000,000	2,990,199

		5,620,479

Lodging - 0.0%
Starwood Hotels & Resorts Worldwide, Inc.
7.375%, 2015	25,000	25,809

Media - Cable - 0.1%
Cablevision Systems Corporation
9.644%, 2009 (3)	22,000	22,247
CSC Holdings, Inc.
7.25%, 2008	17,000	17,021
Echostar DBS Corporation
6.625%, 2014	19,000	18,905
Insight Midwest, LP
9.75%, 2009	10,000	10,000
Mediacom LLC
9.50%, 2013	30,000	27,863
Shaw Communications, Inc.
8.25%, 2010	54,000	56,633

		152,669

Media - Non Cable - 0.0%
Cenveo Corporation
7.875%, 2013	33,000	29,411
Sinclair Broadcast Group, Inc.
8.00%, 2012	4,000	4,075

		33,486

Metals & Mining - 0.0%
Ispat Inland ULC
9.75%, 2014	38,000	41,172

7	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Capital Preservation Series
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Metals & Mining (continued)
Trimas Corporation
9.875%, 2012	$31,000	$30,225

		71,397

Natural Gas Pipelines - 0.1%
Williams Companies, Inc.
8.125%, 2012	53,000	57,704
8.75%, 2032	24,000	29,340

		87,044

Packaging - 0.0%
Constar International, Inc.
8.244%, 2012 (3)(5)	15,000	14,100

Paper - 0.1%
Cascades, Inc.
7.25%, 2013	39,000	36,562
Georgia-Pacific Corporation
8.00%, 2024	51,000	47,430
Tembec Industries, Inc.
8.625%, 2009	46,000	24,035
8.50%, 2011	78,000	37,635

		145,662

Railroads - 1.7%
Grupo Transportacion Ferroviaria
Mexicana S.A. DE CV
9.375%, 2012	35,000	36,662
Kansas City Southern Railway
9.50%, 2008	59,000	60,180
7.50%, 2009	20,000	20,025
TTX Company
3.875%, 2008 (2)(4)(5)	3,000,000	2,993,193

		3,110,060

REIT’s - 2.9%
BF Saul Reit
7.50%, 2014	21,000	19,320
HRPT Properties Trust
5.591%, 2011 (3)	2,499,000	2,412,680
iStar Financial, Inc.
4.875%, 2009 (2)	3,000,000	2,896,404

		5,328,404

Retailers - 0.0%
Foot Locker, Inc.
8.50%, 2022	25,000	23,000
Petro Stopping Centers, LP
9.00%, 2012	34,000	35,530
Toys R US, Inc.
7.375%, 2018	21,000	15,172

		73,702

Services - 0.0%
Allied Security Escrow Corporation
11.375%, 2011	22,000	20,680

	Principal Amount	Value
CORPORATE BOND (continued)
Services (continued)
Cornell Companies, Inc.
10.75%, 2012	$30,000	$31,875

		52,555

Technology - 0.1%
Lucent Technologies, Inc.
6.45%, 2029	55,000	45,444
Nortel Networks Corporation
6.875%, 2023	31,000	24,490
Sanmina-SCI Corporation
6.75%, 2013	66,000	57,420

		127,354

Telecommunications - Wireless - 0.1%
Millicom International Cellular S.A.
10.00%, 2013	42,000	44,730
Nextel Communications, Inc.
7.375%, 2015	65,000	64,000

		108,730

Telecommunications - Wirelines - 0.1%
AT&T Corporation
7.30%, 2011	37,000	40,090
8.00%, 2031	37,000	45,439
Axtel SAB de CV
11.00%, 2013	13,000	14,105
Cincinnati Bell, Inc.
7.25%, 2013	9,000	9,022
8.375%, 2014	71,000	69,225
Qwest Corporation
8.241%, 2013 (3)	10,000	10,200
7.25%, 2025	42,000	39,480
Securus Technologies, Inc.
11.00%, 2011	18,000	15,660

		243,221

Tobacco - 0.0%
Alliance One International, Inc.
11.00%, 2012	21,000	21,945

Transport Services - 0.0%
Ship Finance International, Ltd.
8.50%, 2013	46,000	46,633

U.S. Banking - 0.5%
PartnerRe Finance II
6.44%, 2066 (3)	1,000,000	879,588
TOTAL CORPORATE BOND (Cost $60,749,613)		$57,143,345
PREFERRED STOCK - 3.6%
Insurance - Life - 1.6%
WoodBourne Pass-Through Trust (amount in shares)
5.343%, 2008 (2)(4)(5)	30	2,874,375

8	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Capital Preservation Series
December 31, 2007 - continued

	Principal Amount	Value
PREFERRED STOCK (continued)
Property & Casualty Insurance - 1.0%
Aspen Insurance Holdings, Ltd. (amount in shares)
7.401%, 2017	$80,000	$1,748,000

Thrifts & Mortgage Finance - 1.0%
Federal Home Loan Mortgage Corporation (amount in shares)
8.375%, 2012	34,000	889,100
Federal National Mortgage Association (amount in shares)
8.25%, 2010	40,000	1,030,000

		1,919,100
TOTAL PREFERRED STOCK (Cost $6,899,990)		$6,541,475
MORTGAGE BACKED SECURITIES - 19.0%
Other Non-Agency - 16.8%
CMO’s - 16.8%
Chaseflex Trust
2006-1, 5.935% - 2036 (2)(3)	5,000,000	4,924,470
Countrywide Alternative Loan Trust
2005-30CB, 5.165% - 2035 (2)(3)	3,657,291	3,499,373
Harborview Mortgage Loan Trust
2005-9, 5.289% - 2035 (3)	1,294,430	1,245,464
JP Morgan Alternative Loan Trust
2006-S2, 5.81% - 2036 (2)	3,000,000	2,990,480
2006-S3, 6.00% - 2036 (2)	5,000,000	4,970,237
JP Morgan Mortgage Trust
2004-A5, 4.829% - 2034 (2)(3)	2,953,746	2,925,849
2007-A2, 6.051% - 2037 (2)(3)	5,000,000	4,767,179
Master Adjustable Rate Mortgages Trust
2003-5, 4.459% - 2033 (3)	2,009,553	1,997,674
Washington Mutual, Inc.
2005-AR16 1A1, 5.102% - 2035 (2)(3)	3,461,100	3,444,816

		30,765,542

U.S. Government Sponsored
Securities - 2.2%
CMO’s - 2.2%
Government National Mortgage Association
GNR 2006-23 A, 6.00% - 2033 (2)	4,005,616	4,003,289
TOTAL MORTGAGE BACKED SECURITIES (Cost $35,243,603)		$34,768,831
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 13.3%
Federal Home Loan Bank
4.22% - 2008	1,200,000	1,199,859
4.235% - 2008	1,600,000	1,599,435
4.30% - 2008 (2)	4,200,000	4,192,475
4.35% - 2008 (2)	3,200,000	3,191,493

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (continued)
Federal National Mortgage Association
4.10% - 2008 (2)	$2,800,000	$2,797,768
4.207% - 2008 (2)	5,800,000	5,795,934
4.22% - 2008	2,000,000	1,999,297
4.29% - 2008 (2)	3,500,000	3,494,161
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $24,270,422)		$24,270,422
U.S. GOVERNMENT SECURITIES - 0.2%
U.S. Treasury Bill
3.10%, 2008	400,000	394,437
TOTAL U.S. GOVERNMENT SECURITIES (Cost $394,626)		$394,437
ASSET BACKED SECURITIES - 10.2%
Home Equity Loans - 10.1%
Ameriquest Mortgage Securities, Inc.
2005-R7, 5.125%, 2035 (3)	2,623,029	2,584,787
Asset Backed Securities Corporation Home Equity
2005-HE6, 5.355%, 2035 (2)(3)	5,000,000	4,466,512
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 5.125%, 2035 (3)	2,795,813	2,685,762
2004-CB4, 5.497%, 2035	467,843	468,234
Fremont Home Loan Trust
2005-2, 5.115%, 2035 (3)	620,328	619,128
Option One Mortgage Loan Trust
2005-3, 5.115%, 2035 (3)	765,091	763,035
Residential Asset Mortgage Products, Inc.
2005-RS7, 5.135%, 2035 (3)	2,733,338	2,635,314
Residential Asset Securities Corporation
2005-KS7, 5.095%, 2035 (3)	2,169,950	2,154,794
Structured Asset Investment Loan Trust
2005-HE3, 5.115%, 2035 (3)	2,189,869	2,175,176

		18,552,742

Other - 0.1%
Squared CDO, Ltd.
2007-1A, 6.04%, 2057 (3)(4)(7)(8)	3,000,000	195,900
TOTAL ASSET BACKED SECURITIES (Cost $22,336,911)		$18,748,642
COMMERCIAL PAPER - 24.2%
Automotive - 1.8%
American Honda Finance
4.31%, 1/10/2008 (2)	3,300,000	3,296,444

Banking - 4.5%
UBS Finance (DE) LLC
4.28%, 1/17/2008 (2)	4,300,000	4,291,820

9	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Capital Preservation Series
December 31, 2007 - continued

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Banking (continued)
Wells Fargo & Company, Inc.
4.25%, 1/11/2008 (2)	4,000,000	$3,995,278

		8,287,098

Brokerage - 5.1%
Goldman Sachs Group, Inc.
4.83%, 1/3/2008 (2)	4,300,000	4,298,846
ING (US) Funding LLC
4.50%, 2/5/2008	1,500,000	1,493,438
4.46%, 2/6/2008 (2)	3,500,000	3,484,390

		9,276,674

Consumer Products - 2.8%
Unilever Capital Corporation
4.21%, 1/9/2008 (2)	3,900,000	3,896,351
4.23%, 1/18/2008	1,300,000	1,297,403

		5,193,754

Financial Companies - Captive - 1.6%
General Electric Capital Corporation
4.42%, 1/2/2008 (2)	3,000,000	2,999,632

Food & Beverage - 1.8%
Archer Daniels Midland Company
4.30%, 1/14/2008 (2)	3,200,000	3,195,031

Non U.S. Banking - 4.0%
Royal Bank of Canada
4.30%, 1/28/2008 (2)	4,000,000	3,987,100
WestPac Banking Corporation
4.82%, 1/22/2008 (2)	3,350,000	3,340,581

		7,327,681

Pharmaceuticals - 2.6%
Johnson & Johnson
4.00%, 1/29/2008 (2)	4,700,000	4,685,378
TOTAL COMMERCIAL PAPER (Cost $44,261,692)		$44,261,692
REPURCHASED AGREEMENT - 0.5%
United Missouri Bank, 3.61%, dated 13/31/07, matures 1/02/08: repurchased amount $971,195 (Collaterized by FHLB Discount Note, 5/30/08 with a value of $991,338)	$971,000	$971,000
TOTAL REPURCHASE AGREEMENT (Cost $971,000)		$971,000
Total Investments (Security Income Fund - Capital Preservation Series)		$187,101,404
(Cost $195,138,257) - 102.3%
Liabilities in Excess of Other Assets - (2.3)%		(4,272,199)

TOTAL NET ASSETS -100.0%		$182,829,205

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $195,138,257.

*	-	Non-income producing security.
1	-	Security is in default of interest and/or principal obligations.
2	-	Security is segregated as collateral for open futures contracts.
3	-	Variable rate security. Rate indicated is rate effective at December 31, 2007.
4	-	Security was acquired through a private placement.
5	-	Security is a 144A security. The total market value of 144A securities is $21,934,613 (cost $23,676,649), or 12.0% of total net assets.
6	-	Security is a step-up bond. Rate indicated is rate effective at December 31, 2007.
7	-	Security is deemed illiquid. The total market value of illiquid securities is $195,900 (cost $2,966,240), or 0.1% of total net assets.
8	-	Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $195,900, (cost $2,966,240) or 0.1% of total net assets.

Glossary:
FHLB	-	Federal Home Loan Bank
plc	-	Public Limited Company

See notes to financial statements.

10	The accompanying notes are an integral part of the financial statements

Security Income Fund
Capital Preservation Series

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$187,101,404

Receivables:
Fund shares sold	167,247
Interest	1,073,140
Dividends	46,719
Variation margin on futures	74,516
Prepaid expenses	18,569

Total assets	188,481,595

Liabilities:
Cash overdraft	8,365
Payable for:
Fund shares redeemed	5,406,531
Dividends payable to shareholders	27,194
Management fees	54,542
Administration fees	20,204
Transfer agent/maintenance fees	20,411
Custodian fees	6,800
Director’s fees	2,000
Professional fees	25,100
12b-1 distribution plan fees	59,369
Other	21,874

Total liabilities	5,652,390

Net assets	$182,829,205

Net assets consist of:
Paid in capital	$195,716,065
Accumulated net investment loss	(15,137)
Accumulated net realized loss on sale of investments	(4,871,361)
Net unrealized depreciation in value of investments	(8,000,362)

Net assets	$182,829,205

Class A:
Capital shares outstanding
(unlimited number of shares authorized)	12,077,843
Net assets	$112,557,806
Net asset value and redemption price per share	$9.32

Maximum offering price per share (net asset value divided by 96.50%)	$9.66

Class B:
Capital shares outstanding
(unlimited number of shares authorized)	3,005,072
Net assets	$28,001,660
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.32

Class C:
Capital shares outstanding
(unlimited number of shares authorized)	4,537,329
Net assets	$42,269,739
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.32

*Investments, at cost	$195,138,257

Statement of Operations

For the Year Ended December 31, 2007

Investment Income:
Interest	$9,964,210
Dividends	499,270

Total investment income	10,463,480

Expenses:
Management fees	651,223
Administration fees	197,663
Transfer agent/maintenance fees	356,543
Custodian fees	22,275
Directors’ fees	8,868
Professional fees	25,334
Reports to shareholders	40,997
Registration fees	43,928
Other expenses	17,365
12b-1 distribution fees - Class A	278,506
12b-1 distribution fees - Class B	207,681
12b-1 distribution fees - Class C	234,855

Total expenses	2,085,238
Less:
Earnings credits applied	(639)

Net expenses	2,084,599

Net investment income	8,378,881

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(749,243)
Futures	288,225

Net realized loss	(461,018)

Net unrealized appreciation (depreciation) during the year on:
Investments	(7,786,972)
Futures	26,814

Net unrealized depreciation	(7,760,158)

Net realized and unrealized loss	(8,221,176)

Net increase in net assets resulting from operations	$157,705

11	The accompanying notes are an integral part of the financial statements

Security Income Fund
Statement of Changes in Net Assets	Capital Preservation Series

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$8,378,881	$8,582,076
Net realized loss during the year on investments	(461,018)	(2,238,983)
Net unrealized appreciation (depreciation) during the year on investments	(7,760,158)	1,720,786

Net increase in net assets resulting from operations	157,705	8,063,879

Distributions to shareholders from:
Net investment income
Class A	(5,158,659)	(4,959,502)
Class B	(1,140,201)	(1,158,325)
Class C	(2,055,833)	(2,445,695)
Return of capital
Class A	–	(28,046)
Class B	–	(7,512)
Class C	–	(14,524)

Total distributions to shareholders	(8,354,693)	(8,613,604)

Capital share transactions:
Proceeds from sale of shares
Class A	52,142,619	45,857,759
Class B	8,884,021	3,448,409
Class C	12,715,064	3,558,282
Distributions reinvested
Class A	4,964,008	4,748,068
Class B	1,073,515	1,111,929
Class C	1,869,040	2,166,533
Cost of shares redeemed
Class A	(50,634,918)	(69,428,496)
Class B	(9,348,339)	(12,601,820)
Class C	(21,047,350)	(36,348,409)

Net increase (decrease) from capital share transactions	617,660	(57,487,745)

Net decrease in net assets	(7,579,328)	(58,037,470)

Net assets:
Beginning of year	190,408,533	248,446,003

End of year	$182,829,205	$190,408,533

Accumulated net investment loss at end of year	$(15,137)	$(35,436)

Capital share activity:
Shares sold
Class A	5,427,913	4,720,181
Class B	927,626	354,907
Class C	1,321,491	366,282
Shares reinvested
Class A	516,417	488,601
Class B	111,628	114,447
Class C	194,359	222,997
Shares redeemed
Class A	(5,267,741)	(7,146,333)
Class B	(970,573)	(1,297,752)
Class C	(2,191,634)	(3,741,913)

12	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Capital Preservation Series

Class A	Year Ended December 31, 2007	2006	Period Ended December 31, 2005[a]	2005 [b,c]	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$9.74	$9.76	$9.83	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[d]	0.45	0.41	0.09	0.32	0.35	0.36
Net gain (loss) on securities (realized and unrealized)	(0.42)	(0.02)	(0.02)	0.15	–	–

Total from investment operations	0.03	0.39	0.07	0.47	0.35	0.36
Less distributions:
Dividends from net investment income	(0.45)	(0.41)	(0.12)	(0.53)	(0.35)	(0.36)
Distributions from realized gains	–	–	(0.02)	(0.11)	(0.15)	(0.08)
Reverse stock split	–	–	–	–	0.15	0.08

Total distributions	(0.45)	(0.41)	(0.14)	(0.64)	(0.35)	(0.36)
Net asset value, end of period	$9.32	$9.74	$9.76	$9.83	$10.00	$10.00

Total Return[e]	0.22%	4.10%	2.04%	4.73%	3.60%	3.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,558	$111,052	$130,131	$136,181	$377,026	$294,501
Ratios to average net assets:
Net investment income	4.64%	4.20%	3.49%	2.96%	3.64%	3.68%
Total expenses[f]	0.98%	1.05%	1.04%	1.41%	1.59%	1.53%
Net expenses[g]	0.98%	1.05%	1.04%	1.21%	1.49%	1.45%
Net expenses prior to custodian earnings credits and net of expense waivers	0.98%	1.05%	1.04%	1.21%	1.49%	1.45%
Portfolio turnover rate	25%	63%	73%	36%[h]	–%	–%

Class B	Year Ended December 31, 2007	2006	Period Ended December 31, 2005[a]	2005[b,c]	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$9.74	$9.75	$9.83	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[d]	0.40	0.36	0.07	0.24	0.30	0.31
Net gain (loss) on securities (realized and unrealized)	(0.42)	(0.01)	(0.02)	0.18	–	–

Total from investment operations	(0.02)	0.35	0.05	0.42	0.30	0.31
Less distributions:
Dividends from net investment income	(0.40)	(0.36)	(0.11)	(0.48)	(0.30)	(0.31)
Distributions from realized gains	–	–	(0.02)	(0.11)	(0.15)	(0.08)
Reverse stock split	–	–	–	–	0.15	0.08

Total distributions	(0.40)	(0.36)	(0.13)	(0.59)	(0.30)	(0.31)
Net asset value, end of period	$9.32	$9.74	$9.75	$9.83	$10.00	$10.00

Total Return[e]	(0.28%)	3.69%	1.43%	4.21%	3.03%	3.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,002	$28,595	$36,722	$38,554	$40,439	$35,989
Ratios to average net assets:
Net investment income	4.14%	3.69%	2.99%	2.37%	3.14%	3.14%
Total expenses[f]	1.48%	1.55%	1.54%	1.86%	2.09%	2.03%
Net expenses[g]	1.48%	1.54%	1.54%	1.66%	1.99%	1.95%
Net expenses prior to custodian earnings credits and net of expense waivers	1.48%	1.54%	1.54%	1.66%	1.99%	1.95%
Portfolio turnover rate	25%	63%	73%	36%[h]	–%	–%

13	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Capital Preservation Series

Class C	Year Ended December 31, 2007	2006	Period Ended December 31, 2005[a]	2005[b,c]	2004	Year Ended September 30, 2003
Per Share Data
Net asset value, beginning of period	$9.74	$9.75	$9.83	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[d]	0.42	0.39	0.08	0.27	0.33	0.33
Net gain (loss) on securities (realized and unrealized)	(0.42)	(0.01)	(0.02)	0.17	–	–

Total from investment operations	0.00	0.38	0.06	0.44	0.33	0.33
Less distributions:
Dividends from net investment income	(0.42)	(0.39)	(0.12)	(0.50)	(0.33)	(0.33)
Distributions from realized gains	–	–	(0.02)	(0.11)	(0.15)	(0.08)
Reverse stock split	–	–	–	–	0.15	0.08

Total distributions	(0.42)	(0.39)	(0.14)	(0.61)	(0.33)	(0.33)
Net asset value, end of period	$9.32	$9.74	$9.75	$9.83	$10.00	$10.00

Total Return[e]	(0.04%)	3.93%	1.68%	4.46%	3.30%	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,270	$50,761	$81,593	$89,498	$224,348	$142,048
Ratios to average net assets:
Net investment income	4.39%	3.93%	3.24%	2.62%	3.38%	3.38%
Total expenses[f]	1.23%	1.29%	1.29%	1.63%	1.84%	1.78%
Net expenses[g]	1.23%	1.29%	1.29%	1.43%	1.74%	1.70%
Net expenses prior to custodian earnings credits and net of expense waivers	1.23%	1.29%	1.29%	1.43%	1.74%	1.70%
Portfolio turnover rate	25%	63%	73%	36%[h]	–%	–%

a For the period from October 1, 2005 to December 31, 2005.

b Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The impact of the elimination of wrapper agreements on net assets of the Series on November 17, 2004 was $.30 per share. The return for the year ended September 30, 2005 includes the effect of this change and in the absence of such change, the return would have been lower.

c Effective June 30, 2005, the Series changed from a feeder fund in a master-feeder structure to a stand-alone short-term bond fund, and Security Global Investors became the advisor. Deutsche Asset Management, Inc. provided investment advisory services under the former master-feeder structure.

d Net investment income was computed using the average shares outstanding throughout the period.

e Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption and is not annualized for periods less than one year.

f Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

g Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

h Prior to June 30, 2005, the Capital Preservation Series was a feeder fund that did not engage in portfolio transactions, and thus had no portfolio turnover amounts. The portfolio turnover rate shown represents portfolio turnover from June 30, 2005 to September 30, 2005.

14	The accompanying notes are an integral part of the financial statements

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Managers’ Commentary	Security Income Fund
February 15, 2008	Diversified Income Series

To Our Shareholders:

The Diversified Income Series of the Security Income Fund earned a return of 2.43%1 for the year ended December 31, 2007, which lagged the benchmark Lehman Brothers Aggregate Index return of 6.97% and its peer group’s median return of 5.31% for the same period.

The Diversified Income Series will primarily invest in a diversified portfolio of investment grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

The portfolio composition is overweight in corporate bonds and mortgage-backed securities and underweighted in Treasury and Agency issues relative to the benchmark. At the end of the year, the Series held 39% in corporate issues, 14% in mortgage-backed securities, 39% in U.S. Treasury and Government agencies, and 4% in cash. Other securities, such as asset-backed and preferred stock securities, constituted 4% of the portfolio.

Fund Performance

The dominant theme in 2007 was the sub-prime mortgage effect throughout the financial system and securities markets. The turning point in the year was an abrupt deterioration in credit markets in June as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crisis became more apparent.

Adviser, Security Global Investors

In response to sub-prime concerns, there was a flight-to-quality, which rallied Treasury securities while corporate credit and asset-backed securities underperformed. The Fund was overweight in corporate credit and underweight Treasury and Agency issues, which negatively impacted performance in 2007. Traditionally, the majority of return for fixed income securities is generated through the coupon income. For this reason, the Fund will generally invest in high quality asset classes that generate more yield than U.S. Treasury securities. In years such as 2007, when there is a shock to the financial system and concerns of an economic slow down, the sectors that generate more income will underperform. Historically, the strategy of overweighting the higher income asset classes will drive outperformance over the long term.

Earlier in the year, the Fund owned large bank and brokerage corporate credit in an effort to avoid the considerable leveraged buyout (LBO) activity. LBO’s are negative for debt holders because the buyer funds their purchase of the company by having the company issue significant amounts of debt, which negatively impacts corporate credit quality and valuations. Financial companies generally are safe from LBO’s because they must maintain stronger credit quality. As the sub-prime crisis materialized, financial companies underperformed as many surprised the market with their exposure to sub-prime and investors moved out of the sector due to concerns about future losses. The financial corporate bond securities in the portfolio are primarily large diversified financial institutions, which the team continues to believe have the ability to repay all their obligations.

Sub-prime fears and uncertainty negatively affected all non-Treasury related securities. The Series’ largest detractor was caught in the mortgage market turmoil. The Series held a CDO asset backed by sub-prime collateral. While still rated AAA, the security was written down by the Series almost completely due to complete lack of liquidity in the market, making it difficult to price. Eventually, liquidity will return to the market and the security should recover some of its value.

2008 Market Outlook

The upcoming year provides a challenging economic environment. Concerns regarding a potential recession continue to increase as economic data for the 4th quarter was relatively weak. The housing market shows no signs of a recovery and continues to be a significant drag on GDP growth. Consumer spending has started to slow as we witnessed the weakest holiday season since 2002

Managers’ Commentary	Security Income Fund
February 15, 2008	Diversified Income Series

and unemployment has started to move up. Commodity prices also remain high, which could negatively affect consumers’ disposable income. With this background, 2008 will be a challenging year for the consumer and fixed income portfolio managers.

The Federal Reserve has moved aggressively to reduce interest rates and the government is considering fiscal stimulus. While we do not believe all these actions can make the worlds sub-prime problems disappear, it could help to soften the blow and the duration of an economic slow down. Valuations in the credit sectors are reflecting a very negative economic environment and we will look to slowly add high quality securities throughout the year, as we believe the risk/return is now very appealing in some securities. If you review historic trading levels, corporate bonds are now trading as if we are in a recession. We do not pretend to be able to predict the end of the current negative environment, but we believe, at current levels, these securities represent good long-term value and could generate significant income in 2008.

We expect the sub-prime issue to continue to be an ongoing concern through the first half of the year until visibility becomes clearer as to where the bottom will be, at which point the second half of the year will be a period of correction and adjustment. The effects of the Federal Reserve rate reductions and a fiscal stimulus injection by Congress should bolster the second half of the year.

We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Diversified Income Series.

We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Steven M. Bowser and Christopher L. Phalen

Portfolio Managers

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares.

Security Income Fund
Performance Summary	Diversified Income Series
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of Diversified Income Series on December 31, 1997, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns

Periods Ended 12-31-07	1 Year	5 Years	10 Years or Since Inception
A Shares	2.43%	2.74%	4.45%
A Shares with sales charge	(2.46%)	1.76%	3.94%
B Shares	1.67%	1.98%	3.76%
B Shares with CDSC	(3.22%)	1.63%	3.76%
C Shares	1.68%	1.98%	4.19%
			(5-1-00)
C Shares with CDSC	0.70%	1.98%	4.19%
			(5-1-00)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced, as applicable. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)
AAA	55.22%
AA	3.93
A	11.64
BBB	17.18
BB	5.16
Preferred Stock	2.84
Commercial Paper	2.79
Repurchase Agreement	0.42
Other assets in excess of liabilities	0.82
Total net assets	100.00%

18	The accompanying notes are an integral part of the financial statements

Security Income Fund
Performance Summary	Diversified Income Series
December 31, 2007	(unaudited)

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Diversified
Income Series -
Class A
Actual	$1,000.00	$1,018.81	$4.83
Hypothetical	1,000.00	1,020.42	4.84

Diversified
Income Series -
Class B
Actual	1,000.00	1,015.05	8.63
Hypothetical	1,000.00	1,016.64	8.64

Diversified
Income Series -
Class C
Actual	1,000.00	1,015.08	8.63
Hypothetical	1,000.00	1,016.64	8.64

1 The actual ending account value is based on the actual total return of the Series for the period from July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2007 to December 31, 2007 was 1.88%, 1.51% and 1.51% for Class A, B and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (0.95%, 1.70% and 1.70% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

Schedule of Investments	Security Income Fund Diversified Income Series
December 31, 2007

	Principal Amount	Value
CORPORATE BOND - 39.4%
Automotive - 1.8%
GMAC LLC
6.034%, 2008 (1)(2)	$1,400,000	$1,352,497

Banking - 4.6%
BankBoston Capital Trust IV
5.746%, 2028 (2)	700,000	643,154
BOI Capital Funding No. 2, LP
5.571%, 2049 (2)(3)(4)	350,000	302,323
Chase Capital III
5.674%, 2027 (2)	700,000	633,613
Rabobank Capital Funding II
5.26%, 2049 (2)(3)(4)	700,000	652,176
Standard Chartered plc
6.409%, 2049 (2)(3)(4)	1,250,000	1,132,129
US Central Federal Credit Union
2.70%, 2009	118,182	116,675

		3,480,070

Building Materials - 1.1%
Cemex
6.64%, 2049 (2)(3)(4)	500,000	473,820
CRH America, Inc.
6.95%, 2012	300,000	317,224

		791,044

Chemicals - 0.5%
PPG Industries, Inc.
7.40%, 2019	350,000	399,090

Electric - 5.7%
Arizona Public Service Company
6.38%, 2011	300,000	310,379
Cincinnati Gas & Electric
5.70%, 2012	300,000	311,862
Consumers Energy Company
6.875%, 2018 (1)	2,000,000	2,165,650
Kansas Gas & Electric
5.65%, 2021	294,943	296,206
Oncor Electric Delivery Company
6.38%, 2015	300,000	307,162
Pennsylvania Electric Company
6.05%, 2017 (3)(4)	350,000	347,846
WPS Resources Corporation
6.11%, 2066 (2)	600,000	552,529

		4,291,634

Financial - Other - 2.3%
Berkshire Hathaway Finance Corporation
4.75%, 2012	1,000,000	1,012,537
Willis North America, Inc.
5.63%, 2015	700,000	681,899

		1,694,436

	Principal Amount	Value
CORPORATE BOND (continued)
Financial Companies - Captive - 1.3%
CIT Group Funding Company of Canada
4.65%, 2010	$1,000,000	$951,021

Financial Companies - Noncaptive Consumer - 3.5%
Nelnet, Inc.
7.40%, 2036 (1)(2)	1,500,000	1,441,036
Residential Capital LLC
8.544%, 2009 (2)(3)(4)	2,000,000	985,000
8.00%, 2012	350,000	215,250

		2,641,286

Financial Companies - Noncaptive Diversified - 0.4%
General Electric Capital Corporation
5.88%, 2012	300,000	312,571

Food & Beverage - 1.1%
General Mills, Inc.
5.70%, 2017	800,000	789,893

Health Care - 0.4%
Anthem, Inc.
6.80%, 2012	300,000	327,468

Independent Energy - 0.4%
Devon Financing Corporation ULC
6.88%, 2011	300,000	321,267

Insurance - Life - 2.4%
AIG SunAmerica Global Financing X
6.90%, 2032 (3)(4)	700,000	769,324
Lincoln National Corporation
7.00%, 2066 (2)	1,000,000	1,004,023

		1,773,347

Insurance - Property & Casualty - 1.1%
Nationwide Mutual Insurance Company
8.25%, 2031 (3)(4)	400,000	503,268
Navigators Group, Inc.
7.00%, 2016	300,000	319,197

		822,465

Integrated Energy - 1.4%
Petrobras International Finance Company
6.125%, 2016	1,000,000	1,020,000

Media - Cable - 0.4%
Jones Intercable, Inc.
7.63%, 2008	275,000	276,623

Metals & Mining - 0.4%
United States Steel Corporation
6.05%, 2017	350,000	328,941

20	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Diversified Income Series
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Natural Gas Pipelines - 0.3%
Express Pipeline, LP
6.47%, 2013 (3)(4)	$190,400	$200,651

Pharmaceuticals - 1.7%
AstraZeneca plc
5.90%, 2017 (1)	1,250,000	1,312,569

Railroads - 0.9%
Canadian National Railway Company
6.25%, 2034	700,000	706,131

REIT’s - 2.9%
Hospitality Properties Trust
6.70%, 2018 (1)	1,500,000	1,481,409
Reckson Operating Partnership, LP
5.15%, 2011	700,000	705,610

		2,187,019

Technology - 0.4%
Science Applications International Corporation
7.13%, 2032	300,000	316,733

Telecommunications - Wireless - 0.9%
Nextel Communications, Inc.
6.88%, 2013	700,000	689,585

Transportation Services - 0.5%
TTX Company
4.90%, 2015 (3)(4)	350,000	353,993

U.S. Banking - 0.4%
PartnerRe Finance II
6.44%, 2066 (2)	350,000	307,856

Utility - Other - 2.6%
American Water Capital Corporation
6.085%, 2017 (1)(3)	2,000,000	1,993,266
TOTAL CORPORATE BOND (Cost $31,103,314)		$29,641,456
PREFERRED STOCK - 2.8%
Insurance - Life - 1.0%
WoodBourne Pass-Through Trust (amount in shares)
5.343%, 2008 (3)(4)	8	766,500

Property & Casualty Insurance - 0.9%
Aspen Insurance Holdings, Ltd. (amount in shares)
7.401%, 2017	32,000	699,200

Thrifts & Mortgage Finance - 0.9%
Federal Home Loan Mortgage Corporation (amount in shares)
8.375%, 2012	10,000	261,500

	Principal Amount	Value
PREFERRED STOCK (continued)
Thrifts & Mortgage Finance (continued)
Federal National Mortgage Corporation (amount in shares)
8.25%, 2010	$16,000	$412,000

		673,500
TOTAL PREFERRED STOCK (Cost $2,265,364)		$2,139,200
MORTGAGE BACKED SECURITIES - 43.1%
Other Non-Agency - 13.8%
CMO’s - 13.8%
Chase Commercial Mortgage Securities Corporation
1998-1, 6.56% - 2030	225,000	225,334
Chase Mortgage Finance Corporation
2005-A1 2A2, 5.237% - 2035 (2)	1,282,712	1,278,224
Chaseflex Trust
2006-1, 5.935% - 2036 (1)(2)	2,000,000	1,969,788
Homebanc Mortgage Trust
2006-1, 6.02% - 2037 (2)	1,178,809	1,208,397
JP Morgan Alternative Loan Trust
2006-S2, 5.81% - 2036 (1)	2,000,000	1,993,654
2006-S3, 6.00% - 2036 (1)	1,671,000	1,661,053
JP Morgan Mortgage Trust
2006-A3, 5.308% - 2036 (2)	701,606	701,214
Washington Mutual, Inc.
2005-AR16 1A1, 5.102% - 2035 (1)(2)	1,384,440	1,377,926

		10,415,590

U.S. Government Sponsored Agencies - 28.3%
CMO’s - 1.5%
Federal Home Loan Mortgage Corporation
FHR 2520 AG, 5.00% - 2016	1,037,521	1,038,856
Federal National Mortgage Association
FNR 1990-108 G, 7.00% - 2020	36,373	37,972

		1,076,828

Pass-Thru’s - 26.8%
Federal Home Loan Mortgage Corporation
#E01378, 5.00% - 2018	1,264,371	1,267,473
#E01488, 5.00% - 2018	984,122	986,546
#E01538, 5.00% - 2018	999,877	1,002,340
#C44050, 7.00% - 2030	22,324	23,460
#C01172, 6.50% - 2031	32,032	32,928
#C01210, 6.50% - 2031	39,802	41,160
#C50964, 6.50% - 2031	40,828	41,969
#C50967, 6.50% - 2031	8,661	8,957
#C01277, 7.00% - 2031	63,796	66,306
#C01292, 6.00% - 2032	176,286	179,718
#C62801, 6.00% - 2032	83,459	85,084
#C01287, 6.50% - 2032	111,137	114,243
#A16943, 6.00% - 2033	694,912	706,751
#A17903, 6.00% - 2034	837,237	851,020

21	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Diversified Income Series
December 31, 2007 - continued

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Agencies (continued)
Pass-Thru’s (continued)
Federal National Mortgage Association
#254473, 5.50% - 2017	$944,047	$958,320
#720714, 4.50% - 2018	988,783	972,887
#555549, 5.00% - 2018	1,192,816	1,193,653
#750465, 5.00% - 2018	996,088	998,578
#780952, 4.00% - 2019 (1)	1,377,057	1,320,857
#252806, 7.50% - 2029	25,503	27,262
#252874, 7.50% - 2029	22,840	24,415
#535277, 7.00% - 2030	16,429	17,090
#190307, 8.00% - 2030	12,599	13,451
#253356, 8.00% - 2030	15,359	16,397
#541735, 8.00% - 2030	19,746	21,081
#585348, 6.50% - 2031	27,349	28,113
#254477, 5.50% - 2032	407,807	407,277
#254198, 6.00% - 2032	242,950	246,723
#254377, 6.00% - 2032	330,560	336,771
#666750, 6.00% - 2032	378,818	384,702
#254346, 6.50% - 2032	111,172	114,280
#545691, 6.50% - 2032	147,375	151,495
#659790, 6.50% - 2032	150,119	155,194
#640008, 7.00% - 2032	80,524	83,768
#702879, 5.00% - 2033	1,082,161	1,057,493
#709805, 5.00% - 2033	956,741	934,931
#688328, 5.50% - 2033	764,730	765,297
#689108, 5.50% - 2033	512,752	513,665
#709748, 5.50% - 2033	979,189	980,933
#713971, 5.50% - 2033	934,653	935,346
#754903, 5.50% - 2033	641,975	640,181
#725033, 6.00% - 2034	462,049	470,130
#255554, 5.50% - 2035	1,005,573	1,005,629

		20,183,874

		21,260,702

U.S. Government Sponsored
Securities - 1.0%
Pass-Thru’s - 1.0%
Government National Mortgage Association
#313107, 7.00% - 2022	47,634	49,805
#328618, 7.00% - 2022	15,520	16,228
#352022, 7.00% - 2023	30,496	31,886
#369303, 7.00% - 2023	58,195	60,847
G2 1260, 7.00% - 2023	4,856	5,063
#347017, 7.00% - 2024	20,522	21,457
#371006, 7.00% - 2024	15,177	15,868
#371012, 7.00% - 2024	25,645	26,814
G2 1849, 8.50% - 2024	3,596	3,888
#780454, 7.00% - 2026	35,016	36,612
G2 2320, 7.00% - 2026	10,350	10,789

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Securities (continued)
Pass-Thru’s (continued)
Government National Mortgage Association (continued)
G2 2270, 8.00% - 2026	$8,821	$9,326
G2 2445, 8.00% - 2027	12,931	13,672
#464356, 6.50% - 2028	32,473	33,541
G2 2689, 6.50% - 2028	16,392	16,926
#462680, 7.00% - 2028	22,925	23,970
G2 2616, 7.00% - 2028	15,826	16,498
#518436, 7.25% - 2029	19,184	20,290
#491492, 7.50% - 2029	16,468	17,319
#510704, 7.50% - 2029	23,234	24,434
#781079, 7.50% - 2029	11,638	12,239
#479229, 8.00% - 2030	12,431	13,193
#479232, 8.00% - 2030	10,410	11,048
#508342, 8.00% - 2030	31,358	33,281
G2 2909, 8.00% - 2030	13,817	14,609
#538285, 6.50% - 2031	32,535	33,605
#564472, 6.50% - 2031	98,965	102,605
#552324, 6.50% - 2032	61,186	63,199

		739,012
TOTAL MORTGAGE BACKED SECURITIES (Cost $32,591,843)		$32,415,304
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 2.1%
Federal National Mortgage Association
6.63% - 2030	250,000	308,505
7.13% - 2030 (1)	1,000,000	1,294,578
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $1,285,277)		$1,603,083
U.S. GOVERNMENT SECURITIES - 7.5%
U.S. Treasury Bill
3.10%, 2008	150,000	147,914
U.S. Treasury Bonds
5.38%, 2031	1,000,000	1,126,641
5.00%, 2037 (1)	4,000,000	4,359,688
TOTAL U.S. GOVERNMENT SECURITIES (Cost $5,272,767)		$5,634,243
ASSET BACKED SECURITIES - 1.1%
Home Equity Loans - 1.0%
Credit-Based Asset Servicing and Securitization LLC
2005-CB5, 5.125%, 2035 (2)	806,174	774,441

22	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Diversified Income Series
December 31, 2007 - continued

	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Other - 0.1%
Squared CDO, Ltd.
2007-1A, 6.04%, 2057 (2)(3)(5)(6)	$800,000	$52,240
TOTAL ASSET BACKED SECURITIES (Cost $1,597,172)		$826,681
COMMERCIAL PAPER - 2.8%
Banking - 2.8%
UBS Finance (DE) LLC
4.24%, 1/2/2008	1,000,000	999,882
4.23%, 1/4/2008	1,100,000	1,099,612

		2,099,494
TOTAL COMMERCIAL PAPER (Cost $2,099,494)		$2,099,494
REPURCHASE AGREEMENT - 0.4%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $320,064 (Collateralized by FHLB Discount Note, 1/19/08 with a value of $326,400)	$320,000	$320,000
TOTAL REPURCHASE AGREEMENT (Cost $320,000)		$320,000
Total Investments (Security Income Fund - Diversified Income Series)		$74,679,461
(Cost $76,535,231) - 99.2%
Other Assets in Excess of Liabilities - 0.8%		614,402

TOTAL NET ASSETS - 100.0%		$75,293,863

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $77,068,104.

1	-	Security is segregated as collateral for open futures contracts.
2	-	Variable rate security. Rate indicated is rate effective at December 31, 2007.
3	-	Security was acquired through a private placement.
4	-	Security is a 144A security. The total market value of 144A securities is $6,487,030 (cost $7,711,230), or 8.6% of total net assets.
5	-	Security is deemed illiquid. The total market value of illiquid securities is $52,240 (cost $790,997), or 0.1% of total net assets.
6	-	Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $52,240, (cost $790,997) or 0.1% of total net assets.

Glossary:
FHLB	-	Federal Home Loan Bank
plc	-	Public Limited Company

23	The accompanying notes are an integral part of the financial statements

Security Income Fund
Diversified Income Series

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$74,679,461
Cash	6,322

Receivables:
Fund shares sold	45,601
Interest	704,199
Dividends	16,998
Security Investors	10,681
Prepaid expenses	14,843

Total assets	75,478,105

Liabilities:

Payable for:
Fund shares redeemed	66,779
Variation margin on futures	18,250
Management fees	22,312
Administration fees	8,456
Transfer agent/maintenance fees	14,515
Custodian fees	7,000
Director’s fees	1,000
Professional fees	10,900
12b-1 distribution plan fees	24,251
Other	10,779

Total liabilities	184,242

Net assets	$75,293,863

Net assets consist of:
Paid in capital	$84,109,020
Accumulated net investment loss	(276,432)
Accumulated net realized loss on sale of investments	(6,730,647)
Net unrealized depreciation in value of investments	(1,808,078)

Net assets	$75,293,863

Class A:
Capital shares outstanding (unlimited number of shares authorized)	13,869,450
Net assets	$62,220,323
Net asset value and redemption price per share.	$4.49

Maximum offering price per share (net asset value divided by 95.25%)	$4.71

Class B:
Capital shares outstanding (unlimited number of shares authorized)	2,052,624
Net assets	$9,167,095
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.47

Class C:
Capital shares outstanding (unlimited number of shares authorized)	876,372
Net assets	$3,906,445
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.46

*Investments, at cost	$76,535,231

Statement of Operations

For the Year Ended December 31, 2007

Investment Income:
Interest	$4,715,012
Dividends	115,804

Total investment income	4,830,816

Expenses:
Management fees	298,747
Administration fees	90,020
Transfer agent/maintenance fees	268,079
Custodian fees	17,499
Directors’ fees	3,785
Professional fees	9,539
Reports to shareholders	14,297
Registration fees	36,706
Other expenses	3,886
12b-1 distribution fees - Class A	179,466
12b-1 distribution fees - Class B	92,747
12b-1 distribution fees - Class C	42,955

Total expenses	1,057,726
Less:
Reimbursement of expenses - Class A .	(121,748)
Reimbursement of expenses - Class B .	(15,897)
Reimbursement of expenses - Class C .	(7,294)
Earnings credits applied	(122)

Net expenses	912,665

Net investment income	3,918,151

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(730,935)
Futures	137,701

Net realized loss	(593,234)

Net unrealized appreciation (depreciation) during the year on:
Investments	(1,490,812)
Futures	178,561

Net unrealized depreciation	(1,312,251)

Net realized and unrealized loss	(1,905,485)

Net increase in net assets resulting from operations	$2,012,666

24	The accompanying notes are an integral part of the financial statements

Security Income Fund
Statement of Changes in Net Assets	Diversified Income Series

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$3,918,151	$3,846,488
Net realized loss during the year on investments	(593,234)	(377,533)
Net unrealized depreciation during the year on investments	(1,312,251)	(592,227)

Net increase in net assets resulting from operations	2,012,666	2,876,728

Distributions to shareholders from:
Net investment income
Class A	(3,276,580)	(3,251,155)
Class B	(358,753)	(346,383)
Class C	(164,620)	(185,653)

Total distributions to shareholders	(3,799,953)	(3,783,191)

Capital share transactions:
Proceeds from sale of shares
Class A	17,250,324	31,792,173
Class B	3,257,799	2,767,307
Class C	805,100	1,072,013
Distributions reinvested
Class A	3,083,964	3,053,673
Class B	340,724	324,750
Class C	161,807	180,852
Cost of shares redeemed
Class A	(30,866,769)	(30,359,562)
Class B	(3,398,926)	(4,639,217)
Class C	(1,855,888)	(1,737,231)

Net increase (decrease) from capital share transactions	(11,221,865)	2,454,758

Net increase (decrease) in net assets	(13,009,152)	1,548,295

Net assets:
Beginning of year	88,303,015	86,754,720

End of year	$75,293,863	$88,303,015

Accumulated net investment loss at end of year	$(276,432)	$(345,054)

Capital share activity:
Shares sold
Class A	3,802,196	6,945,762
Class B	723,818	609,386
Class C	177,616	235,558
Shares reinvested
Class A	680,207	670,094
Class B	75,524	71,587
Class C	35,910	39,959
Shares redeemed
Class A	(6,791,970)	(6,658,730)
Class B	(752,576)	(1,022,861)
Class C	(410,465)	(381,326)

25	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Diversified Income Series

Year Ended

December 31,

Class A	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$4.59	$4.63	$4.76	$4.82	$4.90
Income (loss) from investment operations:
Net investment income[a]	0.21	0.21	0.19	0.20	0.20
Net gain (loss) on securities (realized and unrealized)	(0.10)	(0.05)	(0.12)	(0.04)	(0.07)

Total from investment operations	0.11	0.16	0.07	0.16	0.13
Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.20)	(0.22)	(0.21)

Total distributions	(0.21)	(0.20)	(0.20)	(0.22)	(0.21)
Net asset value, end of period	$4.49	$4.59	$4.63	$4.76	$4.82

Total Return[b]	2.43%	3.64%	1.54%	3.37%	2.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,220	$74,244	$70,502	$75,292	$77,950
Ratios to average net assets:
Net investment income	4.71%	4.51%	4.09%	4.18%	4.17%
Total expenses[c]	1.12%	1.16%	1.16%	1.06%	1.04%
Net expenses[d]	0.95%	0.95%	0.95%	0.95%	0.95%
Net expenses prior to custodian earning credits and net of expense waivers	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	41%	68%	59%	44%	45%

Class B	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$4.57	$4.61	$4.74	$4.80	$4.88
Income (loss) from investment operations:
Net investment income[a]	0.18	0.17	0.16	0.16	0.17
Net gain (loss) on securities (realized and unrealized)	(0.10)	(0.04)	(0.12)	(0.04)	(0.08)

Total from investment operations	0.08	0.13	0.04	0.12	0.09
Less distributions:
Dividends from net investment income	(0.18)	(0.17)	(0.17)	(0.18)	(0.17)

Total distributions	(0.18)	(0.17)	(0.17)	(0.18)	(0.17)
Net asset value, end of period	$4.47	$4.57	$4.61	$4.74	$4.80

Total Return[b]	1.67%	2.87%	0.79%	2.60%	1.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,167	$9,164	$10,826	$14,331	$12,902
Ratios to average net assets:
Net investment income	3.97%	3.75%	3.34%	3.43%	3.43%
Total expenses[c]	1.87%	1.91%	1.91%	1.81%	1.79%
Net expenses[d]	1.70%	1.70%	1.70%	1.70%	1.70%
Net expenses prior to custodian earning credits and net of expense waivers	1.70%	1.70%	1.70%	1.70%	1.70%
Portfolio turnover rate	41%	68%	59%	44%	45%

26	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Diversified Income Series

Class C	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$4.56	$4.60	$4.73	$4.79	$4.87
Income (loss) from investment operations:
Net investment income[a]	0.18	0.17	0.16	0.16	0.17
Net gain (loss) on securities (realized and unrealized)	(0.10)	(0.04)	(0.12)	(0.04)	(0.07)

Total from investment operations	0.08	0.13	0.04	0.12	0.10
Less distributions:
Dividends from net investment income	(0.18)	(0.17)	(0.17)	(0.18)	(0.18)
Total distributions	(0.18)	(0.17)	(0.17)	(0.18)	(0.18)

Net asset value, end of period	$4.46	$4.56	$4.60	$4.73	$4.79

Total Return[b]	1.68%	2.87%	0.79%	2.61%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,906	$4,894	$5,427	$5,219	$5,840
Ratios to average net assets:
Net investment income	3.96%	3.76%	3.33%	3.43%	3.42%
Total expenses[c]	1.87%	1.91%	1.91%	1.81%	1.80%
Net expenses[d]	1.70%	1.70%	1.70%	1.70%	1.70%
Net expenses prior to custodian earning credits and net of expense waivers	1.70%	1.70%	1.70%	1.70%	1.70%
Portfolio turnover rate	41%	68%	59%	44%	45%

a Net investment income was computed using the average shares outstanding throughout the period.

b Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

c Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

27	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

Manager’ s Commentary	Security Income Fund
February 15, 2008	High Yield Series

The Security Income Fund – High Yield Series recorded a gain of 1.80%[1] for the year ended December 31, 2007, which was comparable to the 1.87% performance of its benchmark, the Lehman High Yield Index, and a 1.85% return for the Series’ peer group.

The High Yield Fund will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt service coverage, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating increase would typically increase the value of the security.

High Yield Market Review

The high yield market produced lackluster results during the year as the credit and financial market turmoil caused investors to shun risk and seek higher quality securities. The high yield market reached historically tight spread levels on June 1 and then widened materially throughout the second half. Additionally, LBO-related activity slowed dramatically from its record 2006 pace as risk aversion took hold of the market. Although spreads widened and bond issuance slowed, the high yield corporate default rate fell to a record low of 0.9% at year-end.

Adviser, Security Global Investors

Series Performance

Due to tight credit spreads at the start of the year, the Series was in a defensive posture of higher quality, shorter duration issues. The market was not paying investors to take risk and extend to longer duration positions. The Series maintained its defensive position as the sub-prime mortgage issues worked their way through the financial system and credit markets deteriorated.

The Series’ core holdings in shorter maturity bonds provided solid income generation and stable current yields. These shorter maturity bonds are not as sensitive to credit spread movements. Therefore, as credit spreads widened during the year, these bonds lost less of their principal value compared to longer maturity bonds, while still collecting interest payments.

Within the financial sector, a few bonds helped to produce significant performance for the Series. Doral Financial Corporation was able to refinance a maturing bond and Fairfax Financial Holdings, a property casualty insurer, generated strong profits. Also contributing to performance, the Series was able to benefit by avoiding numerous pitfalls. The consumer cyclical sector’s bonds in the Series outperformed the benchmark by holding steady performers and by avoiding homebuilding and building materials companies as these companies struggled due to the housing slowdown.

The communications sector had a negative impact on the Series due to security selection in a newspaper publisher, Morris Publishing, and a radio broadcasting company, Cumulus Media, as the slowing economy caused advertising revenue to weaken.

2008 Market Outlook

As we enter 2008, we remain cautious and defensive on the market given the continued concern about a potential recession and higher corporate default rates. Although default rates reached historic lows, it is expected to increase closer to its long-run average in 2008. Therefore, the Series will continue to hold higher quality, shorter maturity securities. As mentioned earlier, spreads widened materially during the second half of 2007 and now more appropriately reflect the risk associated with high yield securities. While not cheap, we believe current spreads reflect a more fair valuation considering the risk. We will continue to monitor the ongoing credit and financial market dislocations and incrementally add risk to the Series when it is appropriate.

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares.

Security Income Fund
Performance Summary	High Yield Series
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of High Yield Series on December 31, 1997, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.

Average Annual Returns
Periods Ended 12-31-07	1 Year	5 Years	10 Years or Since Inception

A Shares	1.80%	9.38%	5.05%

A Shares with sales charge	(3.07%)	8.32%	4.54%

B Shares	2.09%	8.80%	4.39%

B Shares with CDSC	(2.67%)	8.51%	4.39%

C Shares	1.12%	8.57%	5.55% (5-1-00)

C Shares with CDSC	0.17%	8.57%	5.55% (5-1-00)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced, as applicable. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)

AAA	3.60%
BBB	4.49
BB	24.83
B	39.66
CCC	16.77
CC	1.14
NR	5.79
Common Stocks	0.01
Preferred Stocks	2.78
Other assets in excess of liabilities	0.93
Total net assets	100.00%

30	The accompanying notes are an integral part of the financial statements

Security Income Fund
Performance Summary	High Yield Series
December 31, 2007	(unaudited)

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
High Yield Series -
Class A
Actual	$1,000.00	$992.57	$6.28
Hypothetical	1,000.00	1,018.90	6.36
High Yield Series -
Class B
Actual	1,000.00	995.03	4.17
Hypothetical	1,000.00	1,021.02	4.23
High Yield Series -
Class C
Actual	1,000.00	988.97	10.03
Hypothetical	1,000.00	1,015.12	10.16

1 The actual ending account value is based on the actual total return of the Series for the period from July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2007 to December 31, 2007 was (0.74%), (0.50%) and (1.10%) for Class A, B and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (1.25%, 0.83% and 2.00% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

31

Schedule of Investment	Security Income Fund High Yield Series
December 31, 2007

	Shares	Value
COMMON STOCK - 0.0%
Mortgage REIT’s—0.0%
Bimini Capital Management, Inc. (1)	15,250	$3,507
HomeBanc Corporation	20,000	40

		3,547
TOTAL COMMON STOCK (Cost $372,076)		$3,547
	Principal Amount	Value
CONVERTIBLE BOND - 3.3%
Aerospace & Defense - 0.9%
DRS Technologies
2.00%, 2026 (2)(3)	$450,000	488,813

Automotive - 0.6%
Sonic Automotive, Inc.
5.25%, 2009	350,000	343,000

Broadcast Media - 0.3%
Sinclair Broadcast Group, Inc.
4.875%, 2018 (4)	200,000	182,750

Health Care Services - 0.8%
Aspect Medical Systems, Inc.
2.50%, 2014	275,000	250,937
InvaCare Corporation
4.125%, 2027 (2)(3)	150,000	180,315

		431,252

Petroleum - 0.3%
USEC, Inc.
3.00%, 2014	150,000	146,625

Telecommunications - 0.4%
Nextel Communications, Inc.
5.25%, 2010	250,000	247,500
TOTAL CONVERTIBLE BOND (Cost $1,805,940)		$1,839,940
CORPORATE BOND - 83.9%
Aerospace & Defense - 4.2%
Bombardier, Inc.
6.75%, 2012 (2)(3)	675,000	683,437
Esterline Technologies Corporation
7.75%, 2013 (3)	350,000	358,750
L-3 Communications Corporation
7.63%, 2012	725,000	742,219
Vought Aircraft Industries, Inc.
8.00%, 2011	550,000	521,125

		2,305,531

Airlines - 3.1%
Calair Capital Corporation
8.13%, 2008	325,000	325,000
Continental Airlines
7.03%, 2011	202,517	196,568
8.31%, 2011	324,386	318,709

	Principal Amount	Value
CORPORATE BOND (continued)
Airlines (continued)
Delta Air Lines, Inc.
7.71%, 2011	$225,000	216,000
7.78%, 2012	699,344	685,357

		1,741,634

Automotive - 5.9%
Ford Motor Credit Company LLC
9.693%, 2012 (5)	200,000	196,674
General Motors Acceptance Corporation
6.75%, 2014	350,000	282,292
8.00%, 2031	650,000	545,269
Group 1 Automotive, Inc.
8.25%, 2013	450,000	434,250
Metaldyne Corporation
11.00%, 2012	500,000	322,500
Sonic Automotive, Inc.
8.63%, 2013	400,000	389,000
Tenneco, Inc.
8.63%, 2014	450,000	442,125
TRW Automotive, Inc.
7.25%, 2014 (2)(3)	750,000	673,125

		3,285,235

Banking - 1.2%
Cardtronics, Inc.
9.25%, 2013	600,000	585,000
FCB Capital Trust
8.05%, 2028	50,000	52,197

		637,197

Brokerage - 2.3%
E*Trade Financial Corporation
8.00%, 2011	850,000	737,375
7.875%, 2015	700,000	533,750

		1,271,125

Chemicals - 1.1%
CNA Holdings, Inc.
7.13%, 2009	100,000	97,000
PolyOne Corporation
6.52%, 2010	175,000	166,250
6.58%, 2011	375,000	346,875

		610,125

Construction Machinery - 1.2%
United Rentals North America, Inc.
6.50%, 2012	375,000	340,312
7.00%, 2014	375,000	314,063

		654,375

Consumer Products - 0.2%
Hanesbrands, Inc.
8.204%, 2014 (3)(5)	100,000	99,000

32	The accompanying notes are an integral part of the financial statements

Schedule of Investment	Security Income Fund High Yield Series
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Distributors-1.4%
SemGroup, LP
8.75%, 2015 (2)(3)	$800,000	$760,000

Diversified Manufacturing-1.3%
Briggs & Stratton Corporation
8.88%, 2011	675,000	717,188

Electric-2.2%
AES Red Oak LLC
8.54%, 2019	578,131	618,601
East Coast Power LLC
6.74%, 2008	5,037	5,056
7.07%, 2012	56,347	58,451
Edison Mission Energy
7.20%, 2019	300,000	294,750
GrafTech Finance, Inc.
10.25%, 2012	257,000	265,031

		1,241,889

Entertainment-0.6%
Speedway Motorsports, Inc.
6.75%, 2013	350,000	344,750

Environmental-0.2%
Casella Waste Systems, Inc.
9.75%, 2013	100,000	102,000

Financial-Other-1.5%
Harland Clarke Holdings Corporation
9.619%, 2015 (5)	600,000	502,500
Progress Capital Trust I
10.50%, 2027	300,000	316,112

		818,612

Food & Beverage-2.9%
Constellation Brands, Inc.
8.375%, 2014	350,000	350,875
Dole Food Company, Inc.
7.25%, 2010	350,000	318,500
8.88%, 2011	350,000	323,750
Harry & David Holdings, Inc.
9.00%, 2013	600,000	552,000
Land O’Lakes, Inc.
8.75%, 2011	43,000	44,075
		1,589,200
Gaming-3.9%
American Casino & Entertainment
Properties LLC
7.85%, 2012	200,000	206,150
Galaxy Entertainment Finance Company, Ltd.
9.88% 2012 (2)(3)	525,000	553,875
Mandalay Resort Group
6.50%, 2009	200,000	200,000

	Principal Amount	Value
CORPORATE BOND (continued)
Gaming (continued)
MGM Mirage
6.75%, 2012	$375,000	$365,156
Mohegan Tribal Gaming Authority
6.375%, 2009	250,000	250,000
Station Casinos, Inc.
6.00%, 2012	575,000	511,750
Turning Stone Resort Casino Enterprises
9.13%, 2014 (2)(3)	100,000	102,000

		2,188,931

Health Care-3.7%
Coventry Health Care, Inc.
6.13%, 2015	425,000	426,480
HCA, Inc.
6.50%, 2016	900,000	760,500
IASIS Healthcare LLC
8.75%, 2014	450,000	450,000
InvaCare Corporation
9.75%, 2015 (3)	100,000	101,250
US Oncology, Inc.
10.75%, 2014	325,000	320,938

		2,059,168

Independent Energy-1.9%
Copano Energy LLC
8.125%, 2016	100,000	100,750
Forest Oil Corporation
7.25%, 2019 (2)(3)	125,000	125,625
MarkWest Energy Partners, LP
8.50%, 2016	100,000	100,500
Range Resources Corporation
7.38%, 2013	175,000	177,625
Transmeridian Exploration, Inc.
12.00%, 2010	550,000	544,500

		1,049,000

Industrial-Other-1.3%
Anixter International, Inc.
5.95%, 2015	250,000	225,313
Belden, Inc.
7.00%, 2017	200,000	195,000
Corrections Corporation of America
7.50%, 2011	50,000	50,625
Iron Mountain, Inc.
8.25%, 2011	250,000	248,750

		719,688

Insurance-Property & Casualty-2.4%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	1,355,000	1,355,000

Media-Cable-2.8%
Cablevision Systems Corporation
9.644%, 2009 (5)	250,000	252,813

33	The accompanying notes are an integral part of the financial statements

Schedule of Investment	Security Income Fund High Yield Series
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Media - Cable (continued)
CSC Holdings, Inc.
7.25%, 2008	$125,000	$125,156
6.75%, 2012	175,000	167,344
Satellites Mexicanos S.A. de CV
13.58%, 2011 (5)	878,505	898,271
Shaw Communications, Inc.
7.25%, 2011	125,000	128,437

		1,572,021

Media - Non Cable - 4.8%
Block Communications, Inc.
8.25%, 2015 (2)(3)	525,000	525,656
CMP Susquehanna Corporation
9.875%, 2014	800,000	600,000
Intelsat, Ltd.
7.63%, 2012	275,000	225,500
Morris Publishing Group LLC
7.00%, 2013 (3)	900,000	653,625
Reader’s Digest Association, Inc.
9.00%, 2017 (2)(3)	100,000	83,750
Univision Communications, Inc.
9.75%, 2015 (2)(3)	650,000	592,313

		2,680,844

Metals & Mining - 4.8%
Asia Aluminum Holdings, Ltd.
8.00%, 2011 (2)(3)	1,200,000	1,158,000
Noble Group, Ltd.
6.63%, 2015 (2)(3)	450,000	420,412
USEC, Inc.
6.75%, 2009	1,125,000	1,071,562

		2,649,974

Natural Gas Pipelines - 1.7%
Regency Energy Partners, LP
8.375%, 2013	520,000	535,600
WiIliams Companies, Inc.
6.38%, 2010 (2)(3)	400,000	404,500

		940,100

Oil Field Services - 1.2%
Helix Energy Solutions Group, Inc.
9.50%, 2016 (2)	100,000	101,750
Key Energy Services, Inc.
8.375%, 2014 (2)(3)	275,000	281,188
Stallion Oilfield Services
9.75%, 2015 (2)(3)	300,000	276,000

		658,938

Packaging - 1.5%
Ball Corporation
6.88%, 2012	500,000	507,500
Graham Packaging Company, Inc.
9.88%, 2014	375,000	345,000

		852,500

	Principal Amount	Value
CORPORATE BOND (continued)
Paper - 1.5%
Georgia-Pacific Corporation
7.13%, 2017 (2)(3)	$175,000	$170,187
Sino-Forest Corporation
9.13%, 2011 (2)(3)	625,000	658,594

		828,781

Pharmaceuticals - 1.6%
Valeant Pharmaceuticals International
7.00%, 2011	950,000	913,187

Refining - 1.5%
Frontier Oil Corporation
6.63%, 2011	200,000	199,000
United Refining Company
10.50%, 2012	650,000	656,500

		855,500

REIT’s - 2.8%
American Real Estate Partners, LP
8.13%, 2012	950,000	920,312
7.13%, 2013	350,000	329,000
BF Saul Reit
7.50%, 2014	350,000	322,000

		1,571,312

Restaurants - 0.2%
Seminole Hard Rock Entertainment, Inc.
7.491%, 2014 (2)(3)(5)	100,000	95,500

Retailers - 5.6%
Blockbuster, Inc.
9.00%, 2012	400,000	342,000
Duane Reade, Inc.
9.75%, 2011	700,000	631,750
General Nutrition Centers, Inc.
10.009%, 2014 (5)	325,000	307,125
GSC Holdings Corporation
8.00%, 2012	375,000	390,469
Michaels Stores, Inc.
11.375%, 2016	750,000	688,125
Saks, Inc.
9.875%, 2011	700,000	742,000

		3,101,469

Services - 0.4%
Kansas City Southern de Mexico S.A. de CV
7.625%, 2013	250,000	246,563

Technology - 5.0%
Amkor Technology, Inc.
9.25%, 2016	1,325,000	1,328,312
NXP BV
9.50%, 2015	350,000	320,688
Seagate Technology HDD Holdings
6.80%, 2016	350,000	341,250

34	The accompanying notes are an integral part of the financial statements

Schedule of Investment	Security Income Fund High Yield Series
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Technology (continued)
Viasystems, Inc.
10.50%, 2011	$800,000	$796,000

		2.786.250

Telecommunications - Wireless - 2.7% iPCS, Inc.
8.161% 2014 (5)	100,000	92,500
Level 3 Financing, Inc.
8. 75%, 2017	450,000	385,875
MetroPCS Wireless, Inc.
9.25%, 2014	325,000	305,500
Rural Cellular Corporation
10.661%, 2012 (5)	350,000	357,000
8.124%, 2013 (5)	325,000	329,875

		1,470,750

Telecommunications - Wirelines - 0.2%
Qwest Corporation
7.88%, 2011	100,000	104,000

Textile - 0.5%
Invista
9.25%, 2012 (2)(3)	250,000	258,750

Transportation Services - 2.6%
Overseas Shipholding Group, Inc.
8.25%,2013	500,000	507,500
St. Acquisition Corporation
12.50%, 2017 (2)(3)	650,000	335,563
Stena AB
7. 50%, 2013	250,000	246,562
US Shipping Partners, LP
13.00%, 2014	375,000	367,500

		1,457,125
TOTAL CORPORATE BOND (Cost $48,527,332)		$46,593,212
PREFERRED STOCK - 2.8%
Department Stores - 0.4%
Sears Holdings Corporation (amount in shares)
7.00%, 2042	2,000	41,375
7.40%, 2043	7,500	159,610

		200,985

Real Estate Investment Trusts - 1.3%
Hospitality Properties Trust (amount in shares)
7.00%, 2012	40,000	720,000

Thrifts & Mortgage Finance - 1.1%
Federal Home Loan Mortgage Corporation
(amount in shares)
8.375%, 2012	12,000	313,800

	Principal Amount	Value
PREFERRED STOCK (continued)
Thrifts & Mortgage Finance (continued)
Federal National Mortgage Association
(amount in shares)
8.25%, 2010	$12,000	$309,000

		622,800
TOTAL PREFERRED STOCK (Cost $1,743, 700)		$1,543,735
SENIOR FLOATING RATE INTERESTS - 5.5%
Automotive - 1.8%
Delphi, Term Loan C
9.12%, 2008 (6)	350,000	348,760
Ford Motor Company, Term Loan B
8.00%, 2013 (6)	693,000	640,395

		989,155

Business Equipment & Services - 2.0%
First Data Corporation, Initial B1
7.58%, 2014 (6)	61,954	58,736
7.96%, 2014 (6)	835,796	792,387
VNU, Term Loan
7.24%, 2013 (6)	277,980	263,194

		1.114,317

Healthcare - 0.9%
DaVita, Inc., Term Loan B
6.35%, 2012 (6)	216,284	207,953
6.49%, 2012 (6)	14,655	14,091
6.52%, 2012 (6)	21,983	21,136
6.74%, 2012 (6)	222,164	213,605
6.75%, 2012 (6)	24,914	23,954

		480,739

Media - Non Cable - 0.8%
VNU, Term Loan
7.15%. 2013(6)	462,647	438,037
TOTAL SENIOR FLOATING RATE INTERESTS		$3,022,248
(Cost $3,143,525)
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 3.6%
Federal Home Loan Bank
4.22% - 2008	2,000,000	1,999,825
TOTAL US. GOVERNMENT SPONSORED AGENCY
BONDS & NOTES		$1,999,825
(Cost $1,999,825)
Total Investments (Security Income Fund - High Yield Series)		$55,002,557
(Cost $57,591,766) - 99.1%
Other Assets in Excess of Liabilities		515,869

TOTAL NET ASSETS - 100.0%		$55,518,426

Footnotes

Percentages are stated as a percent of net assets.

35	The accompanying notes are an integral part of the financial statements

Schedule of Investment	Security Income Fund High Yield Series
December 31, 2007 - continued

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $57,413,304.

1	-	Security is deemed illiquid. The total market value of illiquid securities is $3,508 (cost $225,975), or 0.0% of total net assets.
2	-	Security was acquired through a private placement.
3	-	Security is a 144A security. The total market value of 144A securities is $10,040,227 (cost $10,516,943), or 18.1% of total net assets.
4	-	Security is a step-up bond. Rate indicated is rate effective at December 31, 2007.
5	-	Variable rate security. Rate indicated is rate effective at December 31, 2007.
6	-	Security is a senior floating rate interest. See notes to financial statements.

See notes to financial statements.

36

Security Income Fund
High Yield Series

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$55,002,557
Cash	82,894
Receivables:
Fund shares sold	208,273
Interest	949,976
Security Investors	4,941
Prepaid expenses	14,674

Total assets	56,263,315

Liabilities:
Payable for:
Fund shares redeemed	669,685
Management fees	29,270
Administration fees	6,974
Transfer agent/maintenance fees	9,639
Custodian fees	2,200
Director’s fees	1,237
Professional fees	9,750
12b-1 distribution plan fees	12,316
Other	3,818

Total liabilities	744,889

Net assets	$55,518,426

Net assets consist of:
Paid in capital	$57,773,925
Undistributed net investment income	335,093
Accumulated net realized loss on sale of investments	(1,383)
Net unrealized depreciation in value of investments	(2,589,209)

Net assets	$55,518,426

Class A:
Capital shares outstanding (unlimited number of shares authorized)	4,193,710
Net assets	$50,916,791
Net asset value and redemption price per share	$12.14

Maximum offering price per share (net asset value divided by 95.25%)	$12.75

Class B:
Capital shares outstanding (unlimited number of shares authorized)	250,465
Net assets	$3,027,477
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.09

Class C:
Capital shares outstanding (unlimited number of shares authorized)	129,482
Net assets	$1,574,158
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.16

*Investments, at cost	$57,591,766

Statement of Operations

For the Year Ended December 31, 2007

Investment Income:
Interest	$4,846,400
Dividends	104,636

Total investment income	4,951,036

Expenses:
Management fees	364,481
Administration fees	67,165
Transfer agent/maintenance fees	209,249
Custodian fees	8,739
Directors’ fees	3,965
Professional fees	11,253
Reports to shareholders	6,919
Registration fees	36,900
Other expenses	3,953
12b-1 distribution fees - Class A	134,885
12b-1 distribution fees - Class C	17,566

Total expenses	865,075
Less:
Reimbursement of expenses - Class A	(92,625)
Reimbursement of expenses - Class B	(8,728)
Reimbursement of expenses - Class C	(3,066)
Earnings credits applied	(738)

Net expenses	759,918

Net investment income	4,191,118

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	128,407

Net realized gain	128,407

Net unrealized appreciation (depreciation) during the year on:
Investments	(3,086,738)

Net unrealized depreciation	(3,086,738)

Net realized and unrealized loss	(2,958,331)

Net increase in net assets resulting from operations	$1,232,787

37	The accompanying notes are an integral part of the financial statements

Security Income Fund
Statement of Changes in Net Assets	High Yield Series

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$4,191,118	$3,462,724
Net realized gain during the year on investments	128,407	396,707
Net unrealized appreciation (depreciation) during the year on investments	(3,086,738)	1,322,365

Net increase in net assets resulting from operations	1,232,787	5,181,796

Distributions to shareholders from:
Net investment income
Class A	(3,585,216)	(3,056,769)
Class B	(349,343)	(291,850)
Class C	(103,401)	(99,102)

Total distributions to shareholders	(4,037,960)	(3,447,721)

Capital share transactions:
Proceeds from sale of shares
Class A	27,660,478	34,410,568
Class B	1,252,304	2,718,763
Class C	226,671	489,023
Distributions reinvested
Class A	3,529,223	3,020,567
Class B	315,656	269,220
Class C	86,760	82,261
Cost of shares redeemed
Class A	(33,555,868)	(21,685,417)
Class B	(3,617,239)	(3,159,556)
Class C	(589,873)	(488,330)

Net increase (decrease) from capital share transactions	(4,691,888)	15,657,099

Net increase (decrease) in net assets	(7,497,061)	17,391,174

Net assets:
Beginning of year	63,015,487	45,624,313

End of year	$55,518,426	$63,015,487

Accumulated net investment income at end of year	$335,093	$146,549

Capital share activity:
Shares sold
Class A	7,285,002	2,744,282
Class B	99,089	217, 895
Class C	17,905	38,754
Shares reinvested
Class A	281,280	241,299
Class B	25,233	21,598
Class C	6,899	6,564
Shares redeemed
Class A	(7,747,658)	(1,729,052)
Class B	(292,939)	(253,152)
Class C	(46,767)	(39,017)

38	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock Toutstanding throughout each year	High Yield Series

Class A	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$12.75	$12.35	$12.70	$12.17	$10.66
Income (loss) from investment operations:
Net investment income[a]	0.87	0.83	0.77	0.73	0.70
Net gain (loss) on securities (realized and unrealized)	(0.64)	0.39	(0.37)	0.55	1.54
Total from investment operations	0.23	1.22	0.40	1.28	2.24
Less distributions:
Dividends from net investment income	(0.84)	(0.82)	(0.75)	(0.73)	(0.73)
Return of capital	–	–	–	(0.02)	–
Total distributions	(0.84)	(0.82)	(0.75)	(0.75)	(0.73)
Net asset value, end of period	$12.14	$12.75	$12.35	$12.70	$12.17

Total Return[b]	1.80%	10.25%	3.33%	10.96%	21.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,917	$55,762	$38,506	$33,393	$25,777
Ratios to average net assets:
Net investment income	6.90%	6.68%	6.28%	6.05%	6.40%
Total expenses[c]	1.42%	1.45%	1.47%	1.48%	1.28%
Net expenses[d]	1.25%	1.45%	1.47%	1.48%	1.27%
Net expenses prior to custodian earnings credits and net of expense waivers	1.25%	1.45%	1.47%	1.48%	1.27%
Portfolio turnover rate	54%	56%	73%	73%	61%

Class B	2007	2006[e]	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$12.70	$12.30	$12.66	$12.14	$10.63
Income (loss) from investment operations:
Net investment income[a]	0.90	0.75	0.70	0.65	0.67
Net gain (loss) on securities (realized and unrealized)	(0.63)	0.39	(0.40)	0.53	1.48
Total from investment operations	0.27	1.14	0.30	1.18	2.15
Less distributions:
Dividends from net investment income	(0.88)	(0.74)	(0.66)	(0.64)	(0.64)
Return of capital	–	–	–	(0.02)	–
Total distributions	(0.88)	(0.74)	(0.66)	(0.66)	(0.64)
Net asset value, end of period	$12.09	$12.70	$12.30	$12.66	$12.14

Total Return[b]	2.09%	9.54%	2.47%	10.09%	20.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,027	$5,320	$5,324	$8,437	$8,324
Ratios to average net assets:
Net investment income	7.16%	5.99%	5.52%	5.31%	5.92%
Total expenses[c]	1.18%	2.13%	2.22%	2.22%	2.08%
Net expenses[d]	1.00%	2.13%	2.22%	2.22%	2.08%
Net expenses prior to custodian earnings credits and net of expense waivers	1.00%	2.13%	2.22%	2.22%	2.08%
Portfolio turnover rate	54%	56%	73%	73%	61%

39	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	High Yield Series

Class C	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$12.76	$12.36	$12.72	$12.19	$10.67
Income (loss) from investment operations:
Net investment income[a]	0.78	0.74	0.69	0.65	0.66
Net gain (loss) on securities (realized and unrealized)	(0.63)	0.39	(0.39)	0.54	1.50
Total from investment operations	0.15	1.13	0.30	1.19	2.16
Less distributions:
Dividends from net investment income	(0.75)	(0.73)	(0.66)	(0.64)	(0.64)
Return of capital	–	–	–	(0.02)	–
Total distributions	(0 .75)	(0.73)	(0.66)	(0.66)	(0.64)
Net asset value, end of period	$12.16	$12.76	$12.36	$12.72	$12.19

Total Return[b]	1.12%	9.42%	2.46%	10.12%	20.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,574	$1,933	$1,795	$2,174	$1,857
Ratios to average net assets:
Net investment income	6.16%	5.92%	5.52%	5.31%	5.85%
Total expenses[c]	2.18%	2.21%	2.22%	2.22%	2.08%
Net expenses[d]	2.00%	2.21%	2.22%	2.22%	2.07%
Net expenses prior to custodian earnings credits and net of expense waivers	2.00%	2.21%	2.22%	2.22%	2.07%
Portfolio turnover rate	54%	56%	73%	73%	61%

a Net investment income was computed using the average shares outstanding throughout the period.

b Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

c Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

e Effective December 1, 2006, Class B shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales reach above the sales cap limit.

40	The accompanying notes are an integral part of the financial statements

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41

Managers’ Commentary	Security Income Fund
February 15, 2008	Income Opportunity Series

Subadvisor, Four Corners Capital Management, LLC

To Our Shareholders:

2007 was a volatile year for senior, secured, floating-rate loan (“Senior Loan”) investing. The Security Income Fund - Income Opportunity Series was not immune from market forces.

2007 Market Recap

The year can be divided into two significantly different parts. In the first half, credit spreads persistently tightened and prices rose reflecting increased and broad demand for the Senior Loan asset class. Accommodating the demand, new issuance volume climbed 49% to an unprecedented level of $373 billion. In the second half of the year, credit spreads widened and prices declined due to a variety of market-wide concerns. Despite low default rates and minimal credit losses, the Senior Loan benchmark, the S&P/LSTA Leveraged Loan Index, registered two of its three worst months ever during the second half of 2007. As described in more detail below, this negative backdrop was primarily caused by a spillover impact from the sub-prime mortgage crisis on technical conditions in the Senior Loan market; however, Senior Loan market fundamentals remain intact and most Senior Loans have limited if any direct exposure to sub-prime mortgage assets.

Credit spreads generally tightened from 2002 until June 2007. Double-digit earnings growth over the prior four years of economic expansion contributed to investors’ increased comfort with credit risk. Increased demand for Senior Loans drove down spreads and loosened credit terms. There has been a recent and dramatic increase in Senior Loan supply as private equity firms sought to take advantage of favorable credit markets

The record amount of Senior Loan supply unfortunately coincided with the decline in demand for Senior Loans primarily as a result of the sub-prime crisis. Structured, securitized investment products such as collateralized loan obligations (CLOs) have, in recent years, purchased approximately 60% of all new issue Senior Loans, but also many CLO investors invest in a variety of other types of securitized products, including mortgages and sub-prime mortgages. Despite the fact that most CLOs continue to perform at or near plan as there has been limited fundamental credit quality erosion, there has been a dramatic global reduction in demand for all structured product assets, including CLOs. This increase in supply and decrease in demand created an imbalance that has resulted in the dramatic decline in Senior Loan prices.

The reduced demand has been partially offset by non-traditional Senior Loan investors such as hedge funds, distressed investors, dislocation funds and equity-income funds. At lower price levels, these non-traditional investors have seen value in Senior Loans. However, we note that some investors may be approaching or have reached their limits in Senior Loans. While we believe that these investors will continue to have incremental demand for loans and thereby may improve technical conditions, compared to historic levels, the Senior Loan market may continue to experience higher volatility.

Investment Strategy and Portfolio Composition

The primary objective of the Series is to seek a high level of current income. As a second objective, the Series will attempt to preserve capital. The investment strategy employed in managing the Series, which focuses almost exclusively on Senior Loans, was designed to achieve these objectives throughout entire economic and credit cycles. In contrast, many managers of Senior Loan-based mutual funds invest up to 20% or more of their portfolios in high yield bonds in order to boost yields in the short run. The Income Opportunity Series is a “pure play” Senior Loan strategy that is generally prohibited from investing in high yield bonds, and focuses primarily on Senior Loans. In some market environments, the Series’ pure play strategy may result in lower current dividends/yields than some other Senior Loan-based funds. However, we believe that our strategy can result in lower NAV volatility while maintaining competitive dividends/yield and higher and more stable long-term total NAV returns.

42

Managers’ Commentary	Security Income Fund
February 15, 2008	Income Opportunity Series

Our strategy focuses on thorough fundamental credit analysis, broad issuer and industry diversification, and a proactive sell discipline in order to minimize risk. The Series’ portfolio is generally more heavily weighted towards industry groups that we expect to exhibit lower earnings volatility, and which we expect to provide high recoveries to senior lenders in circumstances where earnings volatility does occur. The Series is well diversified with 71 borrowers across 22 industries. At December 31, 2007, the five largest individual borrower exposures in total represented 15.5% of the Series’ portfolio. The Series also has the flexibility to invest up to 10% of the portfolio in special situation debt investments, which are typically investments in companies that are either in default at the time of purchase or are experiencing financial difficulties. We view our ability to achieve modest gains from this subset of Senior Loans as opportunistic rather than obligatory, and given the growth and improvement in the economy in recent years, we have seen limited value opportunities in this segment of the portfolio. On December 31, 2007, the Series included four special situation investments representing 1.0% of the Series’ portfolio.

Performance Review

The Series’ total return was 1.17%1 for the year ended December 31, 2007. This is below the Standard and Poor’s/LSTA Leveraged Loan Index returns of 2.0%. A portion of the shortfall is attributable to the negative impact of fees, expenses and cash balances, which are not included in the index return. The Lipper Open-end Loan Fund category average return of 1.5% slightly exceeded the Series’ return. We believe that this difference is primarily attributable to the Series’ emphasis on pure-play, first lien Senior Loans, versus some of the other funds in the Index’s higher weightings of riskier, second lien loans and high yield bonds.

While we were disappointed with the Senior Loan market’s heightened volatility and poor price performance, we do believe that the recent correction is healthy and good for the overall market in the long run. Credit standards had been eroding amid an excess of demand for Senior Loans compared to their supply. The correction has already resulted in new loans being issued on more favorable economic and structural terms.

Outlook

We expect that technical imbalances, rather than credit fundamentals, will be the more immediate challenge to the Senior Loan market. The pipeline of new Senior Loans that was committed to by commercial and investment banks (but has yet to be distributed) exceeds $150 billion, a large number by any measure. Many of these financing commitments were made in the first half of

2007, with the expectation that the debt would be sold into a receptive market as the transactions neared completion. The rapid change in the credit markets has resulted in the banks having to continue to maintain commitments on terms that are no longer appealing to loan investors. The number and size of these commitments, combined with their terms no longer being “market,” will continue to weigh on the market until these loans are distributed or otherwise removed from the supply overhang.

There also does not appear to be an immediate or complete solution to the demand reduction resulting from reduced CLO issuance. While non-traditional investors will likely continue to see value in the Senior Loan market, the sheer magnitude of the new issue pipeline, combined with the sharp reduction in traditional demand, will continue to create a supply-demand imbalance for the foreseeable future. We expect this imbalance to result in price volatility in excess of historical levels.

We are, however, encouraged by the value proposition of Senior Loans compared to most past periods. The average spread to maturity implied by current market prices approximates LIBOR+5002, which is historically high particularly in an environment of record low default rates. While we expect default rates to increase, we think that current spreads levels are very compelling. It is also worth reminding investors that Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral, and have a claim on the assets and/or stock of the Borrower. They are also senior to the claims held by subordinated debt holders and stockholders of the Borrower. Senior Loans have historically generated high current income while additionally enjoying the benefit of little or no direct principal exposure from inflation or rising interest rates, which can seriously impact fixed rate bond investments.

As always, we appreciate the opportunity to be of service and thank you for your investment in the Security Income Opportunity Series.

Sincerely,

Michael P. McAdams and Robert I. Bernstein

Portfolio Managers

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares.
[2]	According to Standard & Poor’s LoanStats Weekly Supplemental on January 22, 2008.

43

Security Income Fund
Performance Summary	Income Opportunity Series
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Since Inception

This chart assumes a $10,000 investment in Class A shares of Income Opportunity Series on March 31, 2004 (date of inception), and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments.

Average Annual Returns	1 Year
Periods Ended 12-31-07

	1 Year	Since Inception (3-31-04)

A Shares	1.17%	4.03%

A Shares with sales charge	(3.62%)	2.69%

B Shares	0.92%	3.47%

B Shares with CDSC	(3.86%)	2.77%

C Shares	0.50%	3.23%

C Shares with CDSC	(0.45%)	3.23%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)
BBB	0.24%
BB	40.10
B	51.84
Not Rated	6.66
Temporary cash investments	0.04
Other assets in excess of liabilities	1.12
Total net assets	100.00%

44	The accompanying notes are an integral part of the financial statements

Security Income Fund
Performance Summary	Income Opportunity Series
December 31, 2007	(unaudited)

Information About Your Series’ Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Series Expenses

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Income
Opportunity
Series - Class A
Actual	$1,000.00	$980.87	$7.34
Hypothetical	1,000.00	1,017.80	7.48
Income
Opportunity
Series - Class B
Actual	1,000.00	981.06	7.89
Hypothetical	1,000.00	1,017.24	8.03
Income
Opportunity
Series - Class C
Actual	1,000.00	977.04	11.01
Hypothetical	1,000.00	1,014.06	11.22

1 The actual ending account value is based on the actual total return of the Series for the period from July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2007 to December 31, 2007 was (1.91%), (1.89%) and (2.30%) for Class A, B and C shares, respectively.

2 Expenses are equal to the Series annualized expense ratio (1.47%, 1.58% and 2.22% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

45

Schedule of Investments	Security Income Fund Income Opportunity Series
December 31, 2007

	Principal Amount	Value
CORPORATE BOND - 0.6%
Technology - 0.6%
NXP BV
7.993%, 2013(1)	$325,000	$299,000
TOTAL CORPORATE BOND (Cost $325,925)		$299,000
SENIOR FLOATING RATE INTERESTS - 98.3%
Aerospace & Defense - 4.9%
Alion Science & Technology Corporation,
Term Loan
7.33% to 7.332%, 2013	760,975	707,707
Robertson Aviation, LLC, Term Loan
7.97%, 2013	129,121	127,184
8.08%, 2013	274,725	270,604
8.09%, 2013	76,923	75,769
8.10%, 2013	54,945	54,121
8.40%, 2013	22,867	22,524
8.43%, 2013	153,846	151,539
8.82%, 2013	79,670	78,475
9.50%, 2013	16,939	16,685
Wesco Aircraft Hardware Corporation,
Term Loan - 1st Lien
7.08%, 2013	972,500	955,481

		2,460,089

Automotive - 3.7%
General Motors Corporation, Term Loan - 1st Lien
7.615%, 2013	996,250	929,451
KAR Holdings, Inc., Term Loan - 1st Lien
7.08%, 2013	990,025	928,679

		1,858,130

Broadcast Radio & Television - 5.4%
Citadel Broadcasting Corporation, Term
Loan - 1st Lien
6.455%, 2014	514,658	465,444
6.475%, 2014	485,342	438,931
Univision Communications, Inc., DD Term
Loan
1.00%, 2014(2)	33,557	30,551
Univision Communications, Inc., Initial
Term Loan
7.095%, 2014	26,846	24,441
7.21%, 2014	939,597	855,425
Young Broadcasting, Inc., Term Loan
7.375%, 2012	5,000	4,575
7.438%, 2012	236,667	216,550
7.75%, 2012	733,333	671,000

		2,706,917

Brokerages, Security Dealers &
Investment Houses - 0.9%
Gartmore Investment Management, Term Loan B-2
6.901%, 2014	464,910	436,434

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS (continued)
Building & Development - 7.8%
Macherich Partnership LP, Term Loan
6.75%, 2010	$1,000,000	$985,000
Mattamy Funding Partnership, Term Loan
7.375%, 2013	496,222	463,967
South Edge, LLC, Term Loan C
6.875%, 2009	1,000,000	890,000
Standard Pacific Corporation, Term Loan B (May 06)
6.655%, 2013	900,000	660,000
Tishman Speyer Real Estate D.C. Area Portfolio, LP, Term Loan
7.00%, 2012	1,000,000	935,000

		3,933,967

Business Equipment & Services - 5.5%
Acxiom Corporation, Term Loan
6.541%, 2012	183,824	176,930
6.599%, 2012	91,912	88,465
6.715%, 2012	204,504	196,835
Clarke American Corporation, Term Loan B
7.33%, 2014	995,000	889,530
Open Solutions, Inc., Term Loan - 1st Lien (Jan 07)
7.275%, 2014	529,121	493,406
Proquest-CSA, LLC, Term Loan - 1st Lien
7.33%, 2014	61,250	58,800
7.35%, 2014	364,583	350,000
7.87%, 2014	52,083	50,000
West Corporation, Term Loan B-2
7.22%, 2013	296,371	281,811
7.24%, 2013	35,306	33,572
7.428%, 2013	25,248	24,008
7.468%, 2013	143,075	136,046

		2,779,403

Cable Television - 1.9%
Charter Communications Operating, LLC,
Term Loan New
6.99%, 2014	1,000,000	933,462

Chemicals & Plastics - 2.1%
Brenntag Holding GmbH & Company KG, Term Loan - Acq
7.387%, 2014	196,364	186,873
Brenntag Holding GmbH & Company KG,
Term Loan B2 (Dec 05)
7.387%, 2013	803,636	764,794
Foamex L.P., Term Loan - 1st Lien
7.278%, 2013	17,785	16,184
7,493%, 2013	118,566	107,895

		1,075,746

46	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Income Opportunity Series
December 31, 2007 - continued

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS (continued)
Containers & Glass Procucts - 0.9%
Owens-Illinois Group, Inc., Term Loan B
(USD) (Jun 06)
6.423%, 2013	$456,710	$443,922

Electronic & Electric - 6.0%
Dealer Computer Services, Inc., Term
Loan - 1st Lien
6.843%, 2012	463,262	447,627
Edwards (Cayman Islands II), Ltd., Term
Loan - 1st Lien
7.081%, 2014	497,500	442,775
Freescale Semiconductors, Inc., Term
Loan - 1st Lien
6.975%, 2013	1,485,000	1,373,006
H3C Holdings, Ltd., Term Loan - 1st Lien
8.141%, 2012	330,001	313,501
Sabre Holdings Corporation, Term Loan
6.96%, 2014	485,904	442,393

		3,019,302

Financial Intermediaries - 3.7%
Hub International Holdings, Inc., DD Term Loan
1.625%, 2014(2)	20,261	19,147
7.33%, 2014	28,508	26,940
7.343%, 2014	42,484	40,147
Hub International Holdings, Inc., Term Loan - Initial
7.33%, 2014	406,454	384,099
J.G. Wentworth, LLC, Term Loan - 1st Lien (Apr 07)
7.093%, 2014	500,000	458,125
LNR Property Corporation, Term Loan - Tranche A1
7.63%, 2009	500,000	475,000
Peach Holdings, Inc., Term Loan
8.58%, 2013	253,165	240,507
8.60%, 2013	240, 506	228, 481

		1,872,446

Food Products - 1.8%
Dole Food Company, Inc., Pre LC
7.243%, 2013	93,235	86,184
Dole Food Company, Inc., Term Loan B (Mar 06)
6.938%, 2013	65,264	60,329
7.125%, 2013	65,264	60,329
7.25%, 2013	65,264	60,239
8.25%, 2013	10,314	9,534
Dole Food Company, Inc., Term Loan C (Solvest)
6.938%, 2013	107,220	99,111
7.125%, 2013	102,558	94,802
7.25%, 2013	102,558	94,802

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS (continued)
Food Products (continued)
Dole Food Company, Inc., Term Loan C (Solvent)(continued)
7.313%, 2013	$372,939	$344,735
8.25%, 2013	1,748	1,616

		911,711

Forest Products - 2.3%
Domtar Corporation, Term Loan B
6.403%, 2014	1,205,625	1,155,247

Health Care - 14.3%
Cardinal Health 409, Inc., Dollar Term Loan
7.08%, 2014	995,000	924,521
CHS/Community Health Systems, DD Term Loan
0.50%, 2014(2)	46,404	44,601
CHS/Community Health Systems, Term Loan
7.331%, 2012	922,660	886,811
Graceway Pharmaceuticals, LLC, Term Loan - 1st Lien
7.58%, 2012	966,667	906,975
Health Management Associates, Inc. Term Loan B
6.58%, 2014	979,409	911,939
6.595%, 2014	13,091	12,189
Healthways, Inc., Term Loan B (Dec 06)
6.33%, 2013	495,000	476,438
Quintiles Transnational Corporation, Term Loan B - 1st Lien (Mar 06)
6.83%, 2013	491,250	472,419
Royalty Pharma Finance Trust, Term Loan
7.095%, 2013	224,727	222,994
Stiefel Laboratories, Inc., DD Term Loan
7.499%, 2013	429,053	416,181
Stiefel Laboratories, Inc., Term Loan - Initial
7.499%, 2013	560,947	544,119
U.S. Oncology Holdings, Inc., Term Loan B
7.58%, 2011	108,508	105,389
7.734%, 2011	336,041	326,379
USP Domestic Holdings, Inc., DD Term Loan
1.25%, 2014(2)	58,871	55,192
6.791%, 2014	47,581	44,607
7.43%, 2014	54,839	51,411
USP Domestic Holdings, Inc., Term Loan B
7.381%, 2014	832,419	780,393

		7,182,558

47	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Income Opportunity Series
December 31, 2007 - continued

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS (continued)
Hotels, Motels, Inns & Casinos - 7.5%
Cannery Casino Resorts, LLC, DD Term
Loan
2.25%, 2012 (2)	$165,354	$161,634
7.093%, 2012	19,685	19,242
7.396%, 2012	19,685	19,242
7.459%, 2012	19,685	19,242
Cannery Casino Resorts, LLC, Term Loan -
1st Lien
7.199%, 2012	274,213	268,043
CCM Merger, Inc., Term Loan B
6.843%, 2012	707,651	678,460
7.015%, 2012	192,715	184,766
7.151%, 2012	77,086	73,906
Greenwood Racing, Inc., Term Loan - 1st
Lien
7.10%, 2011	495,000	469,013
Las Vegas Sands, LLC, DD Term Loan
0.75%, 2014 (2)	200,000	187,182
Las Vegas Sands, LLC, Tranche B - 1st
Lien
6.58%, 2014	796,000	744,984
Seminole Tribe of Florida, DD Term Loan
B1
6.375%, 2014	27,045	26,538
6.438%, 2014	32,389	31,781
6.50%, 2014	32,389	31,781
6.688%, 2014	32,389	31,781
Seminole Tribe of Florida, DD Term Loan
B2
6.688%, 2014	423,684	415,740
Seminole Tribe of Florida, DD Term Loan
B3
6.75%, 2014	433,198	425,076

		3,788,411

Insurance - 0.9%
Conseco, Inc., Term Loan (Oct 06)
6.845%, 2013	493,754	452,814

Leisure - 1.7%
Metro-Goldwyn-Mayer Holdings II, Inc.,
Term Loan B (Apr 05)
8.108%, 2012	396,970	367,107
National CineMedia, LLC, Term Loan B
6.87%, 2015	500,000	468,594

		835,701

Nonferrous Metals & Minerals - 0.9%
Walter Industries, Inc., Term Loan (Sept 05)
6.58%, 2012	95,032	91,825
6.628%, 2012	166,667	161,042
6.741%, 2012	112,784	108,978

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS (continued)
Nonferrous Metals & Minerals (continued)
Walter Industries, Inc., Term Loan (Sept 05) (continued)
7.002%, 2012	$111,111	$107,361

		469,206

Oil & Gas - 4.5%
Kinder Morgan, Inc., Term Loan B
6.35%, 2014 to 2014	385,879	383,106
Plains Resources, Inc., Term Loan
6.379%, 2011	853,738	836,663
SemCrude, LP, Term Loan (May 07)
6.845%, 2011	558,984	539,420
Targa Resources, Inc., Syn LC (Oct 05)
6.83%, 2012	193,548	188,806
Targa Resources, Inc., Term Loan (Oct 05)
6.83%, 2012	14,113	13,767
6.906%, 2012	330,839	322,733

		2,284,495

Publishing - 6.7%
GateHouse Media, Inc., DD Term Loan B (Feb 07)
7.07%, 2014	10,870	9,250
7.25%, 2014	125,000	106,375
GateHouse Media, Inc., Initial Term Loan
7.07%, 2014	364,130	309,875
Georgia-Pacific Corporation, Term Loan B1
6.58%, 2012	75,238	71,617
6.831%, 2012	95,238	90,655
6.896%, 2012	809,524	770,565
Georgia-Pacific Corporation, Term Loan B2
6.58%, 2012	137,222	130,618
6.896%, 2012	577,778	549,972
MediaNews Group, Inc., Term Loan B (Aug 04)
6.58%, 2010	992,366	915,458
Tribune Company, Term Loan B
7.91%, 2014	497,500	421,756

		3,376,141

Retailers - 1.8%
Michaels Stores, Inc., Term Loan B (May 07)
7.188%, 2013	25,928	23,771
7.625%, 2013	969,047	888,440

		912,211

Surface Transportation - 0.9%
Swift Transportation, Term Loan B
7.938%, 2014	529,903	433,196

48	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Income Fund Income Opportunity Series
December 31, 2007 - continued

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS (continued)
Telecommunication & Cellular
Communications - 0.9%
Crown Castle Operating Company, Term Loan - 1st Lien
6.33%, 2014	$496,250	$472,324
Utilities - 11.3%
Calpine Corporation, DIP (Mar 07)
7.08%, 2009	496,250	482,603
Covanta Energy Corporation, Syn LC (Feb 07)
6.203%, 2014	329,897	313,127
Covanta Energy Corporation, Term Loan B (Feb 07)
6.25%, 2014	201,160	190,934
6.438%, 2014	257,732	244,631
7.063%, 2014	206,186	195, 704
NRG Energy, Inc., Syn LC (June 07)
6.48%, 2013	585,685	558,084
NRG Energy, Inc., Term Loan B (June 07)
6.58%, 2013	1,268,550	1,208,770
Texas Competitive Electric Holdings, Term Loan B2
8.396%, 2014	498,750	489,399
Texas Competitive Electric Holdings, Term Loan B3
8.396%, 2014	1,496,250	1,469,641
Wolf Hollow I, L.P., Syn LC (Dec 05)
7.095%, 2012	235,756	218,074
Wolf Hollow I, L.P., Syn RC (Dec 05)
7.095%, 2012	46,924	43,405
7.105%, 2012	8,161	7,549
7.278%, 2012	3,854	3,565
Wolf Hollow I, L.P., Term Loan - 1st Lien (Dec 05)
7.08%, 2012	276,518	255,779
		5,681,265
TOTAL SENIOR FLOATING RATE INTERESTS (Cost $52,697,954)		$49,475,158

SHORT TERM INVESTMENTS - 0.0%
State Street GA Money Market Fund	$17,000	$17,000
State Street General Account U.S. Government Fund	1,000	1,000
TOTAL SHORT TERM INVESTMENTS (Cost $18,000)		$18,000
Total Investments (Security Income Fund - Income Opportunity Series)		$49,792,158
(Cost $53,041,879) - 98.9%
Other Assets in Excess of Liabilities - 1.1%		562,681
TOTAL NET ASSETS - 100.0%		$50,354,839

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $53,237,585.

1	-	Variable rate security. Rate indicated is rate effective at December 31, 2007.
2	-	Portion purchased on a delayed delivery basis.

See notes to financial statements.

49	The accompanying notes are an integral part of the financial statements

Security Income Fund
Income Opportunity Series

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$49,792,158
Cash	448,915

Receivables:
Fund shares sold	50,093
Securities sold	1,406,316
Interest	428,626
Prepaid expenses	11,849

Total assets	52,137,957

Liabilities:

Payable for:
Fund shares redeemed	97,349
Securities purchased	1,539,915
Dividends payable to shareholders	27,533
Management fees	36,313
Administration fees	19,464
Transfer agent/maintenance fees	4,017
Custodian fees	5,600
Director’s fees	1,000
Professional fees	23,850
12b-1 distribution plan fees	20,257
Other	7,820

Total liabilities	1,783,118

Net assets	$50,354,839

Net assets consist of:
Paid in capital	$54,899,539
Accumulated net investment loss	(153,996)
Accumulated net realized loss on sale of investments	(1,140,983)
Net unrealized depreciation in value of investments	(3,249,721)

Net assets	$50,354,839

Class A:
Capital shares outstanding
(unlimited number of shares authorized)	3,170,876
Net assets	$30,357,227
Net asset value and redemption price per share	$9.57

Maximum offering price per share (net asset value divided by 95.25%)	$10.05

Class B:
Capital shares outstanding
(unlimited number of shares authorized)	462,828
Net assets	$4,441,736
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.60

Class C:
Capital shares outstanding
(unlimited number of shares authorized)	1,627,578
Net assets	$15,555,876
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.56

*Investments, at cost	$53,041,879

Statement of Operations

For the Year Ended December 31, 2007

Investment Income:
Interest	$7,409,999

Total investment income	7,409,999

Expenses:
Management fees	787,789
Administration fees	149,108
Transfer agent/maintenance fees	57,076
Custodian fees	42,186
Directors’ fees	4,579
Professional fees	26,537
Reports to shareholders	14,902
Registration fees	36,693
Other expenses	17,772
12b-1 distribution fees-Class A	121,026
12b-1 distribution fees-Class B	149,163
12b-1 distribution fees-Class C	322,840

Total expenses	1,729,671
Less:
Earnings credits applied	(8,613)

Net expenses	1,721,058

Net investment income	5,688,941

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(1,137,387)

Net realized loss	(1,137,387)

Net unrealized appreciation (depreciation) during the year on:
Investments	(3,184,950)

Net unrealized depreciation	(3,184,950)

Net realized and unrealized loss	(4,322,337)

Net increase in net assets resulting from operations	$1,366,604

50	The accompanying notes are an integral part of the financial statements

Security Income Fund
Statement of Changes in Net Assets	Income Opportunity Series

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$5,688,941	$6,586,900
Net realized gain (loss) during the year on investments	(1,137,387)	328,951
Net unrealized depreciation during the year on investments	(3,184,950)	(685,999)

Net increase in net assets resulting from operations	1,366,604	6,229,852

Distributions to shareholders from:
Net investment income
Class A	(2,962,001)	(3,164,879)
Class B	(942,936)	(1,346,139)
Class C	(1,721,602)	(2,244,362)
Net realized gain
Class A	–	(55,089)
Class B	–	(25,508)
Class C	–	(42,145)
Return of capital
Class A	–	(18,390)
Class B	–	(8,777)
Class C	–	(14,629)

Total distributions to shareholders	(5,626,539)	(6,919,918)

Capital share transactions:
Proceeds from sale of shares
Class A	13,013,975	21,895,566
Class B	1,146,226	3,767,236
Class C	5,637,768	8,437,144
Distributions reinvested
Class A	2,741,664	2,952,099
Class B	762,808	1,251,431
Class C	1,509,341	2,105,760
Cost of shares redeemed
Class A	(39,006,813)	(14,550,886)
Class B	(22,611,276)	(854,572)
Class C	(33,075,513)	(5,084,916)

Net increase (decrease) from capital share transactions	(69,881,820)	19,918,862

Net increase (decrease) in net assets	(74,141,755)	19,228,796

Net assets:
Beginning of year	124,496,594	105,267,798

End of year	$50,354,839	$124,496,594

Accumulated net investment loss at end of year	$(153,996)	$(219,994)

Capital share activity:
Shares sold
Class A	3,650,849	2,165,571
Class B	1,901,366	373,396
Class C	2,950,645	835,665
Shares reinvested
Class A	276,230	292,350
Class B	76,282	124,114
Class C	151,602	208,870
Shares redeemed
Class A	(6,308,483)	(1,438,882)
Class B	(4,085,939)	(84,615)
Class C	(5,739,380)	(503,790)

51	The accompanying notes are an integral part of the financial statements

Security Income Fund
Statement of Cash Flows	Income Opportunity Series

Year Ended December 31, 2007
Net Increase in Net Assets Resulting from Operations:	$1,366,604
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Realized and unrealized loss on investments	4,322,337
Amortization of discount/premium on investments	20,379
Proceeds from disposition of investments	261,113,138
Purchase of investments	(191,771,579)

Changes in operating assets and liabilities:
Decrease in interest receivable and prepaid expenses	724,256
Decrease in payables	(110,216)

Net cash provided by operating activities	75,664,919

Cash flows from financing activities:
Proceeds from shares sold	20,200,353
Payments on shares redeemed	(94,778,916)
Dividends paid in cash*	(637,949)

Net cash used in financing activities	(75,216,512)

Net increase in cash	448,407
Cash at the beginning of year	508

Cash at the end of the year	$448,915

*	Non-cash funding activities not included herein consist of reinvestment of dividends of $5,013,813

52	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Income Opportunity Series

					Year Ended December 31,		Period Ended December 31,
Class A	2007		2006		2005		2004	[a]
Per Share Data
Net asset value, beginning of period	$10.06		$10.12		$10.11		$10.04
Income (loss) from investment operations:
Net investment income[b]	0.61		0.62		0.44		0.22
Net gain (loss) on securities (realized and unrealized)	(0.49)		(0.03)		0.01		0.13

Total from investment operations	0.12		0.59		0.45		0.35
Less distributions:
Dividends from net investment income	(0.61)		(0.64)		(0.44)		(0.25)
Distributions from realized gains	–		(0.01)		–		(0.03)

Total distributions	(0.61)		(0.65)		(0.44)		(0.28)
Net asset value, end of period	$9.57		$10.06		$10.12		$10.11

Total Return[c]	1.17%		5.96%		4.55%		3.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,357		$55,848		$45,856		$27,646
Ratios to average net assets:
Net investment income	6.16%		6.14%		4.45%		2.92%
Total expenses[d]	1.42%		1.41%		1.44%		1.43%
Net expenses[e]	1.41%		1.41%		1.44%		1.42%
Net expenses prior to custodian earnings credits and net of expense waivers	1.41%		1.41%		1.44%		1.42%
Portfolio turnover rate	71%		76%		71%		146%

					Year Ended December 31,		Period Ended December 31,
Class B	2007	[f]	2006	[g]	2005	[h]	2004	[a]
Per Share Data
Net asset value, beginning of period	$10.04		$10.10		$10.11		$10.04
Income (loss) from investment operations:
Net investment income[b]	0.55		0.56		0.40		0.17
Net gain (loss) on securities (realized and unrealized)	(0.46)		(0.03)		(0.01)		0.12

Total from investment operations	0.09		0.53		0.39		0.29
Less distributions:
Dividends from net investment income	(0.53)		(0.58)		(0.40)		(0.19)
Distributions from realized gains	–		(0.01)		–		(0.03)

Total distributions	(0.53)		(0.59)		(0.40)		(0.22)
Net asset value, end of period	$9.60		$10.04		$10.10		$10.11

Total Return[c]	0.92%		5.35%		3.92%		2.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,442		$25,822		$21,800		$18,606
Ratios to average net assets:
Net investment income	5.53%		5.54%		4.02%		2.20%
Total expenses[d]	1.98%		2.01%		1.82%		2.17%
Net expenses[e]	1.97%		2.01%		1.82%		2.17%
Net expenses prior to custodian earnings credits and net of expense waivers	1.97%		2.01%		1.82%		2.17%
Portfolio turnover rate	71%		76%		71%		146%

53	The accompanying notes are an integral part of the financial statements

Financial Highlights	Security Income Fund
Selected data for each share of capital stock outstanding throughout each year	Income Opportunity Series

			Year Ended December 31,	Period Ended December 31,
Class C	2007	2006	2005	2004	[a]
Per Share Data
Net asset value, beginning of period	$10.04	$10.10	$10.11	$10.04
Income (loss) from investment operations:
Net investment income[b]	0.54	0.54	0.37	0.16
Net gain (loss) on securities (realized and unrealized)	(0.49)	(0.03)	(0.01)	0.13

Total from investment operations	0.05	0.51	0.36	0.29
Less distributions:
Dividends from net investment income	(0.53)	(0.56)	(0.37)	(0.19)
Distributions from realized gains	–	(0.01)	–	(0.03)

Total distributions	(0.53)	(0.57)	(0.37)	(0.22)
Net asset value, end of period	$9.56	$10.04	$10.10	$10.11

Total Return[c]	0.50%	5.18%	3.57%	2.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,556	$42,827	$37,612	$30,288
Ratios to average net assets:
Net investment income	5.38%	5.39%	3.66%	2.17%
Total expenses[d]	2.15%	2.16%	2.19%	2.17%
Net expenses[e]	2.15%	2.16%	2.19%	2.17%
Net expenses prior to custodian earnings credits and net of expense waivers	2.15%	2.16%	2.19%	2.17%
Portfolio turnover rate	71%	76%	71%	146%

a The Income Opportunity Series was initially capitalized on February 11, 2004, with a net asset value of $10.00 per share. The Series commenced operations on March 31, 2004 with a net asset value of $10.04. Percentage amounts for the period have been annualized, except for total return.

b Net investment income was computed using the average shares outstanding throughout the period.

c Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption. Additionally, total return is not annualized for periods less than one year.

d Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

f Effective August 1, 2007, Class B shares ceased charging 12b-1 fees in accordance with the FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.

g Effective March 1, 2006, Class B shares began charging 12b-1 fees in accordance with the FINRA (formerly NASD) sales cap regulations. Per share information reflects this change.

h Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with the FINRA (formerly NASD) sales cap regulations. Per share information reflects this change.

Manager’s Commentary
February 15, 2008	Security Cash Fund

To Our Shareholders:

For the year ended December 31, 2007, the Security Cash Fund returned 4.34%, underperforming the I-Money Net Retail Tier 1 benchmark performance of 4.58% and the median return of its peer category of 4.68%.

The last four months of 2007 ended with the Federal Reserve Board decreasing interest rates on three separate occasions from 5.25% at the beginning of the year to 4.25% at the close.

Composition of Portfolio Assets

At December 31, 2007, the average maturity of the holdings in the Fund was 59 days.

The majority of the Fund’s assets lie in the corporate debt sector of commercial paper. At year-end, approximately 75% of the Fund consisted of Commercial Paper, 7% in Floating Rate securities (which includes corporate and U.S. government-backed), 11% in U.S. Government/Agency obligations, 6% in CD’s/Yankee CD’s, and a fraction of 1% in mortgage related products.

2007 Performance

The turning point in the year was an abrupt deterioration in credit markets in June as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crisis became more apparent.

The year was far from uneventful and presented many challenges for Money Market managers. During the first half of 2007, sub-prime mortgage loans became the topic of interest as defaults continued to rise, which triggered downgrades of securities backed by pools of these loans. Many money market funds had invested in investment-pooled securities or SIVs, (Structured Investment Vehicles), which boosted yields but created a liquidity problem as the rating agencies downgraded many of these programs.

The Security Cash Fund does not invest in these types of securities. The manager remained focused on liquidity

Adviser, Security Global Investors

and credit quality, and the sub-prime mortgage securities never passed these tests. While a small portion of the portfolio was invested in asset-backed commercial paper, which posed no risk to the portfolio, we chose to take the conservative approach and further reduce the exposure to this type investment.

2008 Market Outlook

The upcoming year provides a challenging economic environment for the Federal Reserve Board and Chairman Bernanke as they attempt to balance the fear of recession with an up-tick in inflation. As we continue to see broader contagion from the sub-prime defaults, our expectation is that we will see an increase in inflation, as companies have the pricing power to pass costs onto the consumer rather than absorbing the costs themselves.

We expect the Federal Reserve will continue its current rate cycle of reducing Federal Funds in hopes of providing liquidity to the markets while attempting to balance inflation. The goal is to eliminate the probability of recession and maintain a level of growth in the US economy.

We expect the sub-prime contagion to continue to be an ongoing concern through the first half of the year until visibility becomes clearer as to where the bottom will be, at which point the second half of the year will be a period of correction and adjustment. The effects of the Federal Reserve rate reductions and a fiscal stimulus injection by Congress should aid the growth of the economy during the second half of the year.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Security Cash Fund.

We appreciate the confidence that you have placed in us and continue to focus on achieving the Fund’s investment goals.

Sincerely,

Christina Fletcher, Portfolio Manager

Performance Summary	Security Cash Fund
December 31, 2007	(unaudited)

PERFORMANCE

Portfolio Composition by Quality Ratings (Based on Standard and Poor’s Ratings)
Tier 1 investments	99.13%
Repurchase Agreement	0.51
Cash & other assets, less liabilities	0.36
Total net assets	100.00%

Average Annual Returns
Periods Ended 12-31-07	1 Year	5 Years	10 Years
	4.34%	2.26%	2.99%

The performance data above represents past performance which is not predictive of future results. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fee waivers and/or reimbursements reduced fund expenses and in the absence of such waivers, the performance quoted would be reduced, as applicable.

56	The accompanying notes are an integral part of the financial statements

Performance Summary	Security Cash Fund
December 31, 2007	(unaudited)

Information About Your Fund’s Expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Security Cash
Fund
Actual	$1,000.00	$1,021.28	$4.99
Hypothetical	1,000.00	1,020.27	4.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period from July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from July 1, 2007 to December 31, 2007 was 2.13%.

[2]

Expenses are equal to the Fund’s annualized expense ratio (0.98%), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments	Security Cash Fund
December 31, 2007

	Principal Amount	Value
CERTIFICATE OF DEPOSIT - 4.4%
Credit Suisse New York
5.30%, 5/22/2008	$1,500,000	$1,499,359
Societe Generale NY
5.17%, 1/17/2008	2,500,000	2,500,232
TOTAL CERTIFICATE OF DEPOSIT (Cost $3,999,591)		$3,999,591
CORPORATE BOND - 7.1%
Automotive - 1.7%
Toyota Motor Credit Corporation
4.065%, 1/02/2008 (1)(2)	1,500,000	1,500,000

Brokerage - 2.7%
Morgan Stanley
5.114%, 1/25/2008 (1)(2)	1,000,000	1,000,155
5.201%, 3/07/2008 (2)	1,500,000	1,499,847

		2,500,002

Financial Companies - Captive - 2.7%
General Electric Capital Corporation
4.955%, 2/19/2008 (1)(2)	1,000,000	1,000,351
5.171%, 3/04/2008 (2)	1,500,000	1,500,187

		2,500,538
TOTAL CORPORATE BOND (Cost $6,500,540)		$6,500,540
MORTGAGE BACKED SECURITIES - 0.5%
Other Non-Agency - 0.5%
Pass-Thru’s - 0.5%
Small Business Administration Pools
#603265, 5.00% - 1/01/2008 (1)(2)	83,355	83,146
#503295, 5.25% - 1/01/2008 (1)(2)	56,215	56,250
#503303, 5.25% - 1/01/2008 (1)(2)	98,778	98,840
#502398, 5.375% - 1/01/2008 (1)(2)	17,667	17,733
#503152, 5.375% - 1/01/2008 (1)(2)	62,038	62,038
#501927, 5.75% - 1/01/2008 (1)(2)	167,924	169,509

		487,516
TOTAL MORTGAGE BACKED SECURITIES (Cost $487,516)		$487,516
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 10.9%
Federal Home Loan Bank
3.563% - 1/02/2008 (1)(2)	1,000,000	1,000,000
4.30% - 12/18/2008	2,000,000	2,000,000
4.35% - 12/11/2008	2,000,000	2,000,000
4.47% - 12/15/2008	1,000,000	1,000,000
4.50% - 11/28/2008	1,000,000	1,000,000
4.625% - 12/04/2008	1,000,000	1,000,000
4.701% - 2/04/2008 (1)(2)	1,000,000	1,000,000

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (continued)
Federal Home Loan Bank (continued)
4.841% - 3/17/2008 (1)(2)	$1,000,000	$999,520
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $9,999,520)		$9,999,520
COMMERCIAL PAPER - 76.2%
Automotive - 8.1%
American Honda Finance
4.52%, 1/9/2008	1,000,000	998,996
4.50%, 1/29/2008	1,500,000	1,494,750
4.51%, 2/13/2008	2,000,000	1,989,226
Toyota Motor Credit Corporation
4.43%, 3/18/2008	1,000,000	990,525
4.60%, 4/8/2008	2,000,000	1,974,955

		7,448,452

Banking - 5.4%
Bank of America
5.065%, 1/22/2008	1,300,000	1,296,159
UBS Finance (DE) LLC
5.04%, 1/14/2008	1,200,000	1,197,816
4.86%, 1/22/2008	1,500,000	1,495,748
4.615%, 2/21/2008	1,000,000	993,462

		4,983,185

Brokerage - 11.4%
Goldman Sachs Group, Inc.
4.80%, 1/4/2008	800,000	799,680
5.05%, 1/11/2008	1,100,000	1,098,457
4.80%, 1/28/2008	1,200,000	1,195,680
4.80%, 1/30/2008	1,000,000	996,133
ING (US) Funding LLC
4.91%, 1/25/2008	2,000,000	1,993,453
4.50%, 2/5/2008	1,900,000	1,891,688
JP Morgan Chase & Company
5.07%, 1/3/2008	1,000,000	999,718
4.67%, 1/24/2008	1,500,000	1,495,525

		10,470,334

Consumer Products - 1.3%
Procter & Gamble International Funding
4.50%, 2/8/2008	1,200,000	1,194,300

Diversified Financial Services - 2.2%
Irish Life & Permanent
4.38%, 2/29/2008	2,000,000	1,985,643

Financial Companies - Captive - 6.9%
General Electric Capital Corporation
4.64%, 2/7/2008	1,000,000	995,231
4.64%, 2/12/2008	1,000,000	994,587
International Lease Finance Company
4.67%, 1/8/2008	1,400,000	1,398,729
4.555%, 1/10/2008	2,000,000	1,997,722

58	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Security Cash Fund
December 31, 2007 - continued

	Principal Amount		Value
COMMERCIAL PAPER (continued)
Financial Companies - Captive (continued)
International Lease Finance Company (continued)	$
4.76%, 1/11/2008		1,000,000	$998,678

			6,384,947

Food & Beverage - 4.0%
Archer Daniels Midland Company
4.29%, 1/24/2008		1,500,000	1,495,889
4.316%, 2/26/2008		2,200,000	2,185,228

			3,681,117

Insurance - 4.8%
Swiss Re Financial Products
4.95%, 1/2/2008		1,300,000	1,299,821
5.31%, 1/28/2008		1,485,000	1,479,086
4.65%, 2/14/2008		1,600,000	1,590,907

			4,369,814

Life Insurance - 3.8%
Prudential plc
4.77%, 1/18/2008		1,000,000	997,747
4.95%, 1/23/2008		1,500,000	1,495,463
4.82%, 2/4/2008		1,000,000	995,448

			3,488,658

Non U.S. Banking - 18.6%
Bank of Ireland
5.09%, 1/15/2008		1,600,000	1,596,833
4.92%, 1/22/2008		1,200,000	1,196,556
Barclays US Funding LLC
4.60%, 1/3/2008		1,000,000	999,744
4.60%, 1/9/2008		1,500,000	1,498,467
Danske Corporation
4.675%, 1/7/2008		1,000,000	999,221
4.65%, 1/31/2008		800,000	796,667
4.65%, 1/31/2008		700,000	697,288
4.66%, 2/1/2008		1,000,000	995,987
5.00%, 2/8/2008		1,000,000	994,722
Royal Bank of Canada
4.49%, 2/12/2008		1,300,000	1,293,190
Societe Generale
4.83%, 2/20/2008		1,500,000	1,489,937
Westpac Banking Corporation
5.12%, 1/7/2008		1,000,000	999,147
4.90%, 2/1/2008		900,000	896,202
4.65%, 2/5/2008		1,000,000	995,479
4.96%, 2/26/2008		1,600,000	1,587,655

			17,037,095

Oil Field Services - 3.6%
BP Capital Markets plc
4.46%, 2/6/2008		1,800,000	1,791,972
4.45%, 2/11/2008		1,500,000	1,492,398

			3,284,370

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Pharmaceuticals - 6.1%
AstraZeneca plc
4.55%, 1/16/2008	1,100,000	$1,097,915
GlaxoSmithKline Finance plc
4.55%, 1/22/2008	1,500,000	1,496,019
4.65%, 2/4/2008	1,000,000	995,608
4.63%, 3/3/2008	2,000,000	1,984,052

		5,573,594
TOTAL COMMERCIAL PAPER (Cost $69,901,509)		$69,901,509
REPURCHASE AGREEMENT - 0.5%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $465,093 (Collateralized by FHLB Discount Note, 1/19/08 with a value of $474,300)	$465,000	$465,000
TOTAL REPURCHASE AGREEMENT (Cost $465,000)		$465,000
Total Investments (Security Cash Fund)		$91,353,676
(Cost $91,353,676) - 99.6%
Other Assets in Excess of Liabilities - 0.4%		328,132

TOTAL NET ASSETS - 100.0%		$91,681,808

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $91,353,676.

1	-	Maturity date indicated is next interest reset date.
2	-	Variable rate security. Rate indicated is rate effective at December 31, 2007.

Glossary:
FHLB	-	Federal Home Loan Bank
Plc	-	Public Limited Company

See notes to financial statements.

59	The accompanying notes are an integral part of the financial statements

Security Cash Fund

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$91,353,676
Cash	73,321
Receivables:
Fund shares sold	708,116
Securities sold	29,242
Interest	153,015
Prepaid expenses	15,730

Total assets	92,333,100

Liabilities:

Payable for:
Fund shares redeemed	562,155
Dividends payable to shareholders	1,634
Management fees	38,776
Administration fees	8,267
Transfer agent/maintenance fees	15,850
Custodian fees	3,600
Director’s fees	521
Professional fees	10,200
Security Investments	3,741
Other	6,548

Total liabilities	651,292

Net assets	$91,681,808

Net assets consist of:
Paid in capital	$91,681,808

Net assets	$91,681,808

Capital shares outstanding
(unlimited number of shares authorized)	91,681,808
Net assets	$91,681,808
Net asset value and redemption price per share	$1.00

*Investments, at cost	$91,353,676

Statement of Operations

For the Year Ended December 31, 2007

Investment Income:
Interest	$3,211,134

Total investment income	3,211,134

Expenses:
Management fees	307,658
Administration fees	62,073
Transfer agent/maintenance fees	254,501
Custodian fees	11,084
Professional fees	10,046
Reports to shareholders	9,908
Registration fees	36,635
Other expenses	16,761

Total expenses	708,666
Less:
Reimbursement of expenses	(97,887)
Earnings credits applied	(11)

Net expenses	610,768

Net investment income	2,600,366

Net increase in net assets resulting from operations	$2,600,366

60	The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Security Cash Fund

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$2,600,366	$2,219,389

Net increase in net assets resulting from operations	2,600,366	2,219,389

Distributions to shareholders from:
Net investment income	(2, 600,366)	(2,219,389)

Total distributions to shareholders	(2, 600,366)	(2,219,389)

Capital share transactions:
Proceeds from sale of shares	105,027, 198	80,018,561
Distributions reinvested	2,541,536	2, 147,801
Cost of shares redeemed	(66,830,947)	(74,881, 682)

Net increase from capital share transactions	40,737,787	7,284, 680

Net increase in net assets	40,737,787	7,284, 680

Net assets:
Beginning of year	50,944,021	43,659,341

End of period	$91,681,808	$50,944,021

Capital share activity:
Shares sold	105,027,198	80,018,561
Shares reinvested	2,541,536	2,147,801
Shares redeemed	(66,830,947)	(74,881,682)

61	The accompanying notes are an integral part of the financial statements

Financial Highlights
Selected data for each share of capital stock outstanding throughout each year	Security Cash Fund

	2007	2006	2005	2004	Year Ended December 31, 2003

Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[a]	0.04	0.04	0.02	–[b]	–[b]

Total from investment operations	0.04	0.04	0.02	–	–

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.02)	–[c]	–[c]

Total distributions	(0.04)	(0.04)	(0.02)	–	–

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[d]	4.34%	4.13%	2.30%	0.40%	0.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,682	$50,944	$43,659	$49,398	$59,563

Ratios to average net assets:
Net investment income	4.22%	4.11%	2.26%	0.40%	0.21%
Total expenses[d]	1.15%	1.42%	1.38%	1.26%	1.14%
Net expenses[e]	0.99%	1.00%	1.00%	0.99%	1.00%
Net expenses prior to custodian earning credits and net of expense waivers	0.99%	1.00%	1.00%	0.99%	1.00%

a Net investment income was computed using the average shares outstanding throughout the period.

b Net investment income is less than $0.01 per share.

c Dividends from net investment income are less than $0.01 per share.

d Total expense information reflects expense reductions by the Investment Manager and custodian earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

62	The accompanying notes are an integral part of the financial statements

Notes to Financial Statements
December 31, 2007

1. Significant Accounting Policies

Security Income Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Security Income Fund accounts for the assets of each Series separately. Additionally, within each series are multiple classes of shares. Class “A” shares are generally sold with a sales charge at the time of purchase. Class “A” shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class “B” shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class “A” shares after eight years. Redemptions of Class “B” shares within five years of acquisition incur a contingent deferred sales charge. Class “C” shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class “C” shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation - Valuations of Security Income Fund’s (the Fund) securities are supplied by pricing services approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund’s portfolio securities before the NAV has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund’s NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

The senior floating rate interests (loans) in which the High Yield Series and the Income Opportunity Series invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

Security Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premiums or accretion of discounts, which approximates market value.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Senior Floating Rate Interests - Senior loans in which the Series invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or

63

Notes to Financial Statements
December 31, 2007

permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2007.

D. Options Purchased and Written - The Funds (except Security Cash Fund) may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. Options may be used to hedge the Funds’ portfolio to increase the returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by these Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. There were no options written or purchased, outstanding at December 31, 2007.

E. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities. Interest income also includes pay-down gains and losses on senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Each class of shares participates in investment income, fund-level expenses and realized and unrealized gains and losses based on the total net asset value of its shares in proportion to the total net assets of the Fund.

F. Securities Purchased on a When-Issued or Delayed Delivery Basis - The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Series actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Series will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. Expenses - Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Series are allocated to each respective class in proportion to the relative net assets of each class.

H. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

I. Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

J. Earnings Credits - Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

K. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

M. Indemnifications - Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

N. Futures - The Series may enter into interest rate futures contracts (“futures” or “futures contracts”) as an economic hedge against changes in prevailing levels of interest rates. A Series’ hedging may include sales of futures as an offset against the effect of expected increases in interest rates, and purchases of futures as an offset against the effect of expected declines in interest rates.

The Series will not enter into futures contracts for speculation and will only enter into futures contracts, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Although techniques other than sales and purchases of futures contracts could be used to reduce a Series’ exposure to interest rate fluctuations, the Series may be able to hedge exposure more

64

Notes to Financial Statements
December 31, 2007

effectively and at a lower cost through using futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. Variation margin is paid or received in cash daily by the Series. The Series realize a gain or loss when the contract is closed or expires.

O. Recent Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be deemed to be uncertain and would be recorded as tax expense in the current year. For all open tax years (December 31, 2004 - December 31, 2007) and all major taxing jurisdictions, the Funds’ management has completed a review and evaluation in connection with the adoption of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2007.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

2.	Management Fees and Other Transactions with Affiliates

Management fees are paid monthly to Security Investors (SI), (formerly known as Security Management Company) based on the following annual rates for the year ended December 31, 2007:

Management Fees (as a % of net assets)
Security Income Fund:
Capital Preservation Series	0.35%
Diversified Income Series	0.35%
High Yield Series	0.60%
Income Opportunity Series	0.80%[1]
Security Cash Fund	0.50%

1Management fees are payable at the rate of 0.80% of the average daily net assets of $200 million or less, plus 0.70% of the average daily net assets of more than $200 million.

SI also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)
Security Income Fund:
Capital Preservation Series	0.095%
Diversified Income Series	0.095%
High Yield Series	0.095%
Income Opportunity Series	0.150%
Security Cash Fund	0.095%
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies

SI is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 - $ 8.00
Transaction fee	$0.60 -$ 1.10
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies

Effective January 1, 2007, the investment advisory contract for Diversified Income Series provides that the total expenses be limited to 0.95% of average net assets for Class A shares and 1.70% of average net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. Effective January 1, 2007, the investment advisory contract for High Yield Series provides that the total expenses be limited to 1.25% of average net assets for Class A shares and 2.00% of average net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the

65

Notes to Financial Statements
December 31, 2007

Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.00% of the average net assets as calculated on a daily basis. These contracts are in effect through December 31, 2008. The Investment Manager is entitled to reimbursement by the Diversified Income Series, High Yield Series and Security Cash Fund of fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. As of December 31, 2007, the amount of fees waived or expenses reimbursed in the Diversified Income Series, High Yield Series and Security Cash Fund were $144,939, $104,419 and $97,887, respectively. As of December 31, 2007, no amounts were recouped by the Investment Manager.

Security Income Fund has adopted distribution plans related to the offering of Class A, Class B and Class C shares. Each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans of the Diversified Income Series, High Yield Series and the Income Opportunity Series provide for payments at an annual rate of 0.25% of the average daily net assets of Class A Shares of each Series and 1.00% of the average daily assets of Class B and Class C shares. The plans for the Capital Preservation Series provide for payment at an annual rate of 0.25% of the average daily net assets of Class A shares, 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of Class C shares. The distribution plan fees are paid to Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation and the national distributor of the Funds. Effective December 1, 2006, Class B shares of the High Yield Series ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations. Effective August 1, 2007, Class B shares of the Income Opportunity Series ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations.

SDI retained underwriting commissions during the year ended December 31, 2007, on sales of shares after allowances to brokers and dealers in the following amounts:

SDI Underwriting Commissions
Security Income Fund:
Capital Preservation Series	$109,747
Diversified Income Series	25,421
High Yield Series	4,891
Income Opportunity Series	31,587

Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its affiliates, which include Security Global Investors (SGI) and SDI.

At December 31, 2007, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

Fund or Series	Percent of outstanding shares owned

Security Income Fund:
Diversified Income Series	9.96%

During the year ended December 31, 2007, Security Benefit Corporation and its subsidiaries redeemed their interest in the Security Income Fund - Income Opportunity Series in the amount of $57,571,294.

3. Line of Credit

The Income Opportunity Series of the Security Income Fund has a $5 million committed secured revolving line of credit with State Street Bank and Trust Company (the Bank). The Series may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at a variable rate per annum equal to the Bank’s overnight federal funds rate as determined by the Bank plus 0.50% per annum which rate shall change when such federal funds rate changes. The Series did not use the line during the year ended December 31, 2007.

4. Federal Income Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted securities for tax purposes, differing book and tax amortization methods for premium and market discount, the use of equalization for the purposes, and differing character of gain/loss on mortgage backed securities. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The following adjustments were made to the Statements of Assets and Liabilities as of December 31, 2007 to reflect permanent differences:

	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-In Capital
Security Income Fund:
Capital Preservation Series	$3,889	$(3,889)	$–
Diversified Income Series	763,745	(49,576)	(714,169)
High Yield Series	(35,386)	35,386	–
Income Opportunity Series	(3,596)	3,596	–

The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2007, were as follows:

	Capital Preservation Series	Diversified Income Series	High Yield Series	Income Opportunity Series
Gross unrealized appreciation	$173,665	$712,580	$653,800	$–
Gross unrealized depreciation	(8,210,248)	(3,101,209)	(3,064,547)	(3,445,427)

Net unrealized appreciation (depreciation)	($8,036,583)	($2,388,629)	($2,410,747)	($3,445,427)

66

Notes to Financial Statements
December 31, 2007

At December 31, 2007, the following funds have capital loss carryovers and deferred post October losses to offset future realized capital gains as follows:

	Capital Loss Carryover Utilized in 2007	Capital Loss Carryovers Expired in 2007	Capital Loss Carryovers	Expires In
Security Income Fund:
Capital Preservation Series	$–	$–	$1,770,802	2013
	–	–	2,390,407	2014
	–		673,661	2015

	$–	$–	$4,834,870

Diversified Income Series	$–	$801,693	$–	2007
	–	–	3,837,647	2008
	–	–	433,468	2010
	–	–	291,583	2011
	–	–	453,684	2012
	–	–	1,213,966	2014
	–	–	452,621	2015

	$–	$–	$6,682,969

High Yield Series	$86,771	$–	1,383	2011

	$86,771	$–	$1,383

Income Opportunity Series	$–	$–	1,140,983	2015

The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 (adjusted by dividends payable), was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2007
Security Income Fund:
Capital Preservation Series	$8,374,992	$–	$–	$8,374,992
Diversified Income Series	3,799,953	–	–	3,799,953
High Yield Series	4,037,960	–	–	4,037,960
Income Opportunity Series	5,679,295	–	–	5,679,295
Security Cash Fund	2,600,366	–	–	2,600,366

2006
Security Income Fund:
Capital Preservation Series	$8,579,858	$–	$50,082	$8,629,940
Diversified Income Series	3,783,191	–	–	3,783,191
High Yield Series	3,447,721	–	–	3,447,721
Income Opportunity Series	6,869,422	–	41,796	6,911,218
Security Cash Fund	2,218,713	–	–	2,218,713

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

67

Notes to Financial Statements
December 31, 2007

As of December 31, 2007 the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Distributable Earnings / (Deficit)***
Security Income Fund:
Capital Preservation Series	$–	–	($4,834,870)	($8,036,853)	($12,871,723)
Diversified Income Series	256,442	–	(6,682,970)	(2,388,629)	(8,815,157)
High Yield Series	156,630	–	(1,383)	(2,410,747)	(2,255,500)
Income Opportunity Series	41,710	–	(1,140,983)	(3,445,427)	(4,544,700)

*Certain Funds had net capital loss carryovers as identified elsewhere in the Notes.

**The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, differences between book and tax basis bond discount accretion, and the interest accrued on defaulted bonds for tax purposes.

***The difference between total distributable earnings/(deficit) for book and tax purposes is related to the dividends payable at the end of the fiscal year, and time certain dividends declared in December and paid in January 2008.

5. Investment Transactions

Investment transactions for the year ended December 31, 2007 (excluding overnight investments, short-term debt securities and U.S. government securities) were as follows:

	Capital Preservation Series	Diversified Income Series	High Yield Series	Income Opportunity Series
Purchases	$40,294,021	$31,651,970	$29,799,755	$159,484,587
Proceeds from sales	$100,122,069	$35,735,785	$32,037,037	$227,840,470

6. Open Futures Contracts

Open futures contracts for Capital Preservation Series and Diversified Income Series as of December 31, 2007, were as follows:

	Position	Number of Contracts	Expiration Date	Contract Amount	Market Value	Unrealized Gain/(Loss)
Capital Preservation Series
U.S. Treasury 2-Year Note Future	Long	500	03-21-2008	$105,056,438	$105,125,000	$68,562
U.S. Treasury 5-Year Note Future	Short	(100)	03-21-2008	(11,008,244)	(11,028,125)	(19,881)
U.S. Treasury 10-Year Note Future	Short	(101)	03-21-2008	(11,440,263)	(11,452,453)	(12,190)

				$82,607,931	$82,644,422	$36,491

Diversified Income Series
U.S. Treasury 2-Year Note Future	Long	70	03-21-2008	$14,707,901	$14,717,500	$9,599
U.S. Treasury 10-Year Note Future	Short	(36)	03-21-2008	(4,077,718)	(4,082,063)	(4,345)
U.S. Treasury Long Bond Future	Short	(33)	03-21-2008	(3,882,799)	(3,840,375)	42,424

				$6,747,384	$6,795,062	$47,678

7. Subsequent Event

At a meeting held on February 8, 2008, the Board of Director’s of the Security Income Fund approved a plan of reorganization for Security Income Fund - Income Opportunity Series. Under the plan of reorganization, all the assets and liabilities of Income Opportunity Series would be merged into the High Yield Series on approximately June 13, 2008. The plan of reorganization is contingent on the approval of shareholders of record in Income Opportunity Series as of approximately June 6, 2008.

68

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Security Income Fund and Security Cash Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Income Fund (comprised of Capital Preservation Series, Diversified Income Series, High Yield Series and Income Opportunity Series) and Security Cash Fund (collectively, the Funds) as of December 31, 2007, and the related statements of operations, the statement of cash flows for Security Income Fund - Income Opportunity Series, for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2007, the results of their operations and cash flows of Security Income Fund - Income Opportunity Series for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

February 27, 2008

Directors’ Disclosure

(unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 8-9, 2007, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Funds, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one-year period of the investment advisory agreement between the Funds and Security Investors, LLC (“SI”), as well as each investment sub-advisory agreement applicable to the Funds. In reaching this conclusion, the Directors requested and obtained from SI and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. Each Funds’ Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI and the investment sub-advisers; (2) the investment performance of the Funds, SI and the various investment sub-advisers; (3) a comparison of each series’ expense ratios and those of similarly situated funds; (4) any fall out benefits or indirect profits to the sub-advisors from their relationship to the funds (such as “soft dollars”); and (5) other factors the Board deemed to be relevant.” Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, each Funds’ Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund or Series (if any) will enable Fund or Series shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment sub-advisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. Each Board of Directors concluded that SI and the investment sub-advisers retained to provide portfolio management services with respect to the Funds are capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by SI, the professional qualifications and experience of SI’s and the various sub-advisers’ portfolio managers, and SI’s investment and management oversight processes. The Directors also determined that SI and the sub-advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund or Series. With respect to the Funds, the Directors concluded on the basis of information supplied by Lipper that SI and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•

The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with each Fund or Series, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund or Series and SI and its affiliates. On the basis of comparative information supplied by Lipper, the Directors determined that the advisory fees and estimated overall expense ratio of each Fund or Series are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•

Whether the advisory fees reflect economies of scale. The Directors concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market. The Directors further determined that the Fund have yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees.

•

The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SI’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether each Fund or Series have achieved economies of scale, and the appropriateness of investment advisory fees payable to SI and fees payable by SI to the investment sub-advisers, in the future.

Directors’ Disclosure

(unaudited) (continued)

•

Benefits (such as soft dollars) to SI from its relationship with the Funds (and any corresponding benefits to the Funds). The Directors concluded that other benefits described by SI and the investment sub-advisers from their relationships with the Funds, including “soft dollar” benefits in connection with the Funds’ brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Funds to SI are reasonable, fair and in the best interests of Funds’ shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Funds’ operations.

•

Other Considerations: In approving the investment advisory and sub-advisory agreements, the Directors determined that SI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Funds and SI. The Directors also concluded that SI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Funds to the benefit of Funds’ shareholders.

Directors (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years
Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker - Griffith & Blair Realtors Director - Jayhawk Area Boy Scouts Council
Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc. Director - Stormont-Vail Corporation Director - Concerned Citizens for Topeka Director - Oscar S. Stauffer Executive in Residence
Jerry B. Farley** (09-20-46) 2005	President - Washburn University President - J&J Bonanza
Penny A. Lumpkin** (08-20-39) 1993

Partner – Vivian’s Gift Shop (Corporate Retail)

Vice President - Palmer Companies, Inc. (Small Business and Shopping

Center Development)

Vice President - PLB (Real Estate Equipment Leasing)

Vice President - Town Crier (Retail)

Prior to 2002:

Vice President - Bellaire Shopping Center (Managing and Leasing)

Partner - Goodwin Enterprises (Retail)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer - Stormont-Vail HealthCare Director - VHA Mid-America Director - Go Topeka
Thomas A. Swank* (01-10-60) 2007 (President, Director & Chairman of the Board)

Senior Vice President - Security Benefit Corporation and

Security Benefit Life Insurance Company

Chief Operating Officer - Security Benefit Life Insurance Company

President - First Security Benefit Life Insurance & Annuity Company of New York

Chief Financial Officer & Treasurer - Security Benefit Corporation, Security

Benefit Life Insurance Company and First Security Benefit Life Insurance &

Annuity Company of New York

*

This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

**

These directors serve on the Funds’ joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting function for the Funds.

*** Each director oversees 28 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Effective	August 17, 2007, Michael Odlum resigned his position as President and Acting Chairman of the Board of the Security Funds.

Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title - Year Elected	Principal Occupation(s) During Past 5 Years

Steven M. Bowser (02-11-60) Vice President - 2003	Vice President & Senior Portfolio Manager - Security Investors, LLC Vice President & Senior Portfolio Manager - Security Benefit Life Insurance Company

Christina Fletcher (07-25-72) Vice President - 2005	Vice President & Portfolio Manager - Security Investors, LLC Credit Analyst/Portfolio Manager - Horizon Cash Management Senior Money Market Trader - Scudder Investments

Brenda M. Harwood (11-03-63) Chief Compliance Officer - 2004 Treasurer – 1988

Vice President, Chief Compliance Officer & Treasurer - Security Global

Investors, LLC

Assistant Vice President - Security Benefit Life Insurance Company

Vice President, Assistant Treasurer & Director - Security Distributors, Inc.

Mark Lamb (02-03-60) Vice President - 2003	Vice President - Security Investors, LLC Vice President - Security Benefit Life Insurance Company

Amy J. Lee (06-05-61) Secretary - 1987

Secretary - Security Investors, LLC

Secretary & Chief Compliance Officer - Security Distributors, Inc.

Vice President, Associate General Counsel & Assistant Secretary - Security Benefit

Corporation & Security Benefit Life Insurance Company

Director - Brecek & Young Advisors, Inc.

Mark Mitchell (08-24-64) Vice President – 2003	Vice President & Portfolio Manager - Security Investors, LLC Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Christopher Phalen (11-9-70) Vice President – 2002

Vice President & Head of Fixed Income - Security Global Investors, LLC

Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance

Company

Vice President & Portfolio Manager - Security Investors, LLC

Vice President & Portfolio Manager - Security Benefit Life Insurance Company

James P. Schier (12-28-57) Vice President – 1998	Vice President & Senior Portfolio Manager - Security Investors, LLC Vice President & Senior Portfolio Manager - Security Benefit Life Insurance Company

Cindy L. Shields (06-05-67) Vice President - 1988

Vice President & Head of Operations - Security Global Investors

Vice President & Head of Equity Asset Management - Security Investors, LLC

Vice President & Head of Equity Asset Management - Security Benefit Life

Insurance Company

Christopher D. Swickard (10-09-65) Assistant Secretary – 1996

Assistant Secretary - Security Investors, LLC

Second Vice President & Assistant General Counsel - Security Benefit

Corporation and Security Benefit Life Insurance Company

Assistant Secretary - Security Distributors, Inc.

David G. Toussaint (10-10-66) Vice President – 2001	Vice President & Portfolio Manager - Security Investors, LLC Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance Company

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

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Tax Information (unaudited)

In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short term capital gains) attributable to the fiscal year ended December 31, 2007 which qualify for the dividends received deduction for corporate shareholders is 6% for Capital Preservation Series, 3% for Diversified Income Series and 3% for High Yield Series.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2007, 6% of the ordinary distributions paid by Capital Preservation Series, 3% of the ordinary distributions paid by Diversified Income Series and 3% of the ordinary distributions paid by High Yield Series qualify for a maximum tax rate of 15%.

Information for foreign shareholders only:

For the year ended December 31, 2007, 95% of the ordinary distributions paid by Capital Preservation Series, 98% of the ordinary distributions paid by Diversified Income Series, 98% of the ordinary distributions paid by High Yield Series and 100% of the ordinary distributions paid by Income Opportunity Series qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(C).

Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

The Security Group of Mutual Funds

Security Equity Fund

•   Alpha Opportunity Series

•   Equity Series

•   Global Series

•   Mid Cap Value Series

•   Select 25 Series

•   Small Cap Growth Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

•   Capital Preservation Series

•   Diversified Income Series

•   High Yield Series

•   Income Opportunity Series

Security Cash Fund

Security Funds Officers and Directors

Directors

Donald A. Chubb, Jr.

Harry W. Craig, Jr.

Jerry B. Farley

Penny A. Lumpkin

Maynard F. Oliverius

Thomas A. Swank

Officers

Thomas A. Swank, President

Steve M. Bowser, Vice President

Christina Fletcher, Vice President

Mark Lamb, Vice President

Mark Mitchell, Vice President

Christopher Phalen, Vice President

James P. Schier, Vice President

Cindy L. Shields, Vice President

David G. Toussaint, Vice President

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 485

One Security Benefit Place • Topeka, Kansas 66636-0001 • securitybenefit.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $124,000 in 2006 and $59,000 in 2007.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $2,000 in 2006 and $2,000 in 2007. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $18,000 in 2006 and $20,000 in 2007, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,000 in 2006 and $11,000 in 2007. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal, and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $32,000 in 2006 and $34,000 in 2007.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY INCOME FUND

By:	/s/ THOMAS A. SWANK
Thomas A. Swank, President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS A. SWANK
Thomas A. Swank, President

Date:	March 7, 2008

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 7, 2008